SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
REGISTRATION NO. 333-76407
POST-EFFECTIVE AMENDMENT NO. 13
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-9293
POST EFFECTIVE AMENDMENT NO. 13
DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(1-505-820-3000)

Agents For Service:	Thomas D. Tays, Esq.
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-520-434-3771
-or-
Arthur Don
Seyfarth Shaw LLP
131 S. Dearborn St.
Suite 2400
Chicago, IL 60603
(312)-460-5611
It is proposed that this filing will become effective:
☐	Immediately upon filing pursuant to paragraph (b)

☑	On May 1, 2009, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On ___, pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On___, pursuant to paragraph (a)(2) of Rule 485
Title of Securities being Registered: Common Stock of:
Davis Value Portfolio;
Davis Financial Portfolio; and
Davis Real Estate Portfolio

EXPLANATORY NOTE
This Post-Effective Amendment No. 13 to the Registration Statement contains:
1.	A prospectus offering shares of Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio

2.	A prospectus offering shares of Davis Value Portfolio

3.	A prospectus offering shares of Davis Financial Portfolio

4.	A prospectus offering shares of Davis Real Estate Portfolio

5.	Davis Variable Account Fund SAI

6.	Part C and Signature Pages

7.	Exhibits:

Davis Value Portfolio
Davis Financial Portfolio
Davis Real Estate Portfolio
(Portfolios of Davis Variable Account Fund, Inc.)
May 1, 2009
The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.
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Over 40 Years of Reliable InvestingTM

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
These Funds are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.
Shares of these Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

4 Davis Value Portfolio
Investment Objective and Principal Investment Strategies
Principal Risks of Investing in Davis Value Portfolio
Performance Information
Fees and Expenses of Davis Value Portfolio

9 Davis Financial Portfolio
Investment Objective and Principal Investment Strategies
Principal Risks of Investing in Davis Financial Portfolio
Performance Information
Fees and Expenses of Davis Financial Portfolio

14 Davis Real Estate Portfolio
Investment Objective and Principal Investment Strategies
Principal Risks of Investing in Davis Real Estate Portfolio
Performance Information
Fees and Expenses of Davis Real Estate Portfolio

21 Davis Management
Davis Advisors
The Davis Investment Discipline
Additional Information About Investments
Performance History
Compensation
Investment Professionals

28 Other Information
Disclosure Documents and Not a Contract
Purchase and Redemption of Shares
Right to Reject or Restrict Any Purchase or Exchange Order
Excessive Trading Practices
Pricing of Shares
Valuation of Portfolio Securities
Portfolio Holdings
Mixed and Shared Funding
Federal Income Taxes
Dividends and Distributions
Distribution Plans
Fees Paid to Financial Intermediaries
Financial Highlights

B/C Obtaining Additional Information

Davis Value Portfolio
Investment Objective and Principal Investment Strategies
Davis Value Portfolio’s investment objective is long-term growth of capital. Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the Fund’s investment adviser, uses the Davis Investment Discipline to invest the majority of the Fund’s assets in equity securities issued by large companies with market capitalizations of at least $10 billion. See “The Davis Investment Discipline” in this prospectus.
The Fund has the flexibility to invest in companies of any size, invest in companies whose shares may be subject to controversy, invest in foreign securities, and invest in non-equity securities. See “Additional Information About Investments” in this prospectus.
Principal Risks of Investing in Davis Value Portfolio
If you buy shares of Davis Value Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.
•	Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

•	Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.

•	Financial services risk. The Fund historically has invested a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements that under certain circumstances may lead to losses, for example sub-
Prospectus • Davis Variable Account Fund, Inc. •

prime loans; and (v) Competition: the financial services sector has become increasingly competitive.

•	Foreign country risk. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more or less government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s shares will tend to decline.

•	Headline risk. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While we research companies subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover.

•	Selection risk. The securities we select for the Fund may underperform the S&P 500® Index or other funds with similar investment objectives and strategies.
The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Prospectus • Davis Variable Account Fund, Inc. •

Performance Information
The bar chart and table that follow provide an indication of the risks of investing in Davis Value Portfolio by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare to those of the S&P 500® Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the S&P 500® Index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.
Davis Value Portfolio
Calendar Year Total Return

Year	Return
2000	9.30%
2001	(10.39)%
2002	(16.26)%
2003	29.76%
2004	12.33%
2005	9.44%
2006	15.00%
2007	4.64%
2008	(40.32)%
During the period shown above, the highest quarterly return was 17.16% for the 2nd quarter of 2003, and the lowest quarterly return was (25.25)% for the 4th quarter of 2008. Total return for the three months ended March 31, 2009, (not annualized) was (11.99)%.
Prospectus • Davis Variable Account Fund, Inc. •

Davis Value Portfolio Average Annual Total Returns
For the periods ended December 31, 2008

			Life of Fund
	Past 1 Year	Past 5 Years	(July 1, 1999)

Davis Value Portfolio	(40.32)%	(2.46)%	(0.38)%

S&P 500® Index[1]	(37.00)%	(2.19)%	(2.72)%

(1)	The Standard & Poor’s 500® Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.
Fees and Expenses of Davis Value Portfolio
The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.
Shareholder Fees
Paid directly from your investment

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None

Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares	None

Annual Operating Expenses1
Deducted from the Fund’s assets

Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.07%

Total Annual Operating Expenses	0.82%

(1)	These expenses reflect operations for the year ended December 31, 2008. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.
(2)	Includes custodian fees, transfer agent fees, audit fees, legal fees, directors’ fees and expenses, reports to shareholders, and various other expenses.
Prospectus • Davis Variable Account Fund, Inc. •

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

If you sell your shares in	1 Year	3 Years	5 Years	10 Years

Davis Value Portfolio	$84	$262	$455	$1,014

Prospectus • Davis Variable Account Fund, Inc. •

Davis Financial Portfolio
Investment Objective and Principal Investment Strategies
Davis Financial Portfolio’s investment objective is long-term growth of capital. Davis Advisors uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. See “The Davis Investment Discipline” in this prospectus.
A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
The Fund has the flexibility to invest up to 20% its assets in non-financial companies. The Fund may invest in companies of any size, invest in companies whose shares may be subject to controversy, invest in foreign securities, and invest in non-equity securities. See “Additional Information About Investments” in this prospectus.
Principal Risks of Investing in Davis Financial Portfolio
If you buy shares of Davis Financial Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.
•	Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

•	Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.
Prospectus • Davis Variable Account Fund, Inc. •

•	Concentrated financial services portfolio risk. Davis Financial Portfolio invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (v) Competition: the financial services sector has become increasingly competitive.

•	Foreign country risk. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more or less government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s shares will tend to decline.

•	Headline risk. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While we research companies subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover.

•	Selection risk. The securities we select for the Fund may underperform the S&P 500® Index or other funds with similar investment objectives and strategies.
The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.
Prospectus • Davis Variable Account Fund, Inc. •

Performance Information
The bar chart and table that follow provide an indication of the risks of investing in Davis Financial Portfolio by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare to those of the S&P 500® Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the S&P 500® Index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.
Davis Financial Portfolio
Calendar Year Total Return

Year	Return
2000	30.97%
2001	(10.37)%
2002	(16.84)%
2003	32.15%
2004	10.32%
2005	8.38%
2006	18.50%
2007	(6.05)%
2008	(46.36)%
During the period shown above, the highest quarterly return was 19.74% for the 2nd quarter of 2003, and the lowest quarterly return was (28.13)% for the 4th quarter of 2008. Total return for the three months ended March 31, 2009 (not annualized) was (10.25)%.
Prospectus • Davis Variable Account Fund, Inc. •

Davis Financial Portfolio Average Annual Total Returns
For the periods ended December 31, 2008

			Life of Fund
	Past 1 Year	Past 5 Years	(July 1, 1999)

Davis Financial Portfolio	(46.36)%	(6.51)%	(1.63)%

S&P 500® Index[1]	(37.00)%	(2.19)%	(2.72)%

(1)	The Standard & Poor’s 500® Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.
Fees and Expenses of Davis Financial Portfolio
The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.
Shareholder Fees
Paid directly from your investment

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None

Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares	None

Annual Operating Expenses1
Deducted from the Fund’s assets

Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.13%

Total Annual Operating Expenses	0.88%

(1)	These expenses reflect operations for the year ended December 31, 2008. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.
(2)	Includes custodian fees, transfer agent fees, audit fees, legal fees, directors’ fees and expenses, reports to shareholders, and various other expenses.
Prospectus • Davis Variable Account Fund, Inc. •

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

If you sell your shares in	1 Year	3 Years	5 Years	10 Years

Davis Financial Portfolio	$90	$281	$488	$1,084

Prospectus • Davis Variable Account Fund, Inc. •

Davis Real Estate Portfolio
Investment Objective and Principal Investment Strategies
Davis Real Estate Portfolio’s investment objective is total return through a combination of growth and income. Davis Advisors uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in equity, convertible and debt securities issued by companies principally engaged in the real estate industry. See “The Davis Investment Discipline” in this prospectus.
A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate Portfolio’s real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors’ funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.
The Fund has the flexibility to invest up to 20% of its assets in non-real estate companies. The Fund may invest in companies of any size, invest in companies whose shares may be subject to controversy, invest in foreign securities, and invest in non-equity securities. See “Additional Information About Investments” in this prospectus.
Principal Risks of Investing in Davis Real Estate Portfolio
If you buy shares of Davis Real Estate Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.
•	Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

•	Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.
Prospectus • Davis Variable Account Fund, Inc. •

•	Concentrated real estate portfolio risk. Davis Real Estate Portfolio invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including: (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; or (v) losses from casualty or condemnation.

•	Focused portfolio risk. Davis Real Estate Portfolio is classified as a nondiversified fund and is allowed to focus its investments in fewer companies than a diversified fund. Should the portfolio managers determine that it is prudent to focus the Fund’s portfolio in a few companies, the portfolio may be subject to greater volatility and risk as the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

•	Small- and medium-capitalization risk. Many real estate companies are small- and medium-capitalization companies. Investing in these companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

•	Foreign country risk. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more or less government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s shares will tend to decline.

•	Headline risk. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While we research companies
Prospectus • Davis Variable Account Fund, Inc. •

subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover.
•	Selection risk. The securities we select for the Fund may underperform the Wilshire U.S. Real Estate Securities Index or other funds with similar investment objectives and strategies.
The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.
Prospectus • Davis Variable Account Fund, Inc. •

Performance Information
The bar chart and table that follow provide an indication of the risks of investing in Davis Real Estate Portfolio by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare to those of the S&P 500® Index and the Wilshire U.S. Real Estate Securities Index. The S&P 500® Index is a widely recognized, unmanaged index of stock performance. The Wilshire U.S. Real Estate Securities Index is a measure of the performance of publicly traded real estate securities. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Indices mentioned above. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.
Davis Real Estate Portfolio
Calendar Year Total Return

Year	Return
2000	23.33%
2001	5.50%
2002	5.89%
2003	36.79%
2004	33.35%
2005	13.14%
2006	34.37%
2007	(15.48)%
2008	(46.91)%
During the period shown above, the highest quarterly return was 15.41% for the 1st quarter of 2006, and the lowest quarterly return was (42.39)% for the 4th quarter of 2008. Total return for the three months ended March 31, 2009, (not annualized) was (28.97)%.
Prospectus • Davis Variable Account Fund, Inc. •

Davis Real Estate Portfolio Average Annual Total Returns
For the periods ended December 31, 2008

			Life of Fund
	Past 1 Year	Past 5 Years	(July 1, 1999)

Davis Real Estate Portfolio	(46.91)%	(1.88)%	4.57%
Wilshire U.S. Real Estate Securities Index[1]	(39.83)%	0.62%	7.00%

S&P 500® Index[2]	(37.00)%	(2.19)%	(2.72)%

(1)	The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. The Index was formerly named the “Dow Jones Wilshire Real Estate Securities Index.”

(2)	The Standard & Poor’s 500® Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.
Davis Real Estate Portfolio Yield
For the period ended December 31, 2008

30-Day SEC Yield	2.76%
The SEC yield has been adjusted to reflect the estimated return of capital.
You can obtain Davis Real Estate Portfolio’s most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.
Prospectus • Davis Variable Account Fund, Inc. •

Fees and Expenses of Davis Real Estate Portfolio
The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.
Shareholder Fees
Paid directly from your investment

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None

Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares	None

Annual Operating Expenses1
Deducted from the Fund’s assets

Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.23%

Total Annual Operating Expenses	0.98%

(1)	These expenses reflect operations for the year ended December 31, 2008. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.
(2)	Includes custodian fees, transfer agent fees, audit fees, legal fees, directors’ fees and expenses, reports to shareholders, and various other expenses.
Prospectus • Davis Variable Account Fund, Inc. •

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

If you sell your shares in	1 Year	3 Years	5 Years	10 Years

Davis Real Estate Portfolio	$100	$312	$542	$1,201

Prospectus • Davis Variable Account Fund, Inc. •

Davis Management
Davis Advisors
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds, including Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.
Davis Selected Advisers-NY, Inc., (“Sub-Adviser”) serves as the sub-adviser for each of the Davis Funds, including Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio. The Sub-Adviser’s offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The Sub-Adviser’s fee is paid by Davis Advisors, not the Davis Funds.
Every year the Board of Directors considers whether to re-approve the advisory and sub-advisory agreements. The basis for their decision is included in the Funds’ Semi-Annual Report.
The Davis Investment Discipline
Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.
Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.
Prospectus • Davis Variable Account Fund, Inc. •

First Class Management
•	Proven Track Record

•	Significant Alignment of Interest in Business

•	Smart Application of Technology to Improve Business and Lower Costs
Strong Financial Condition and Satisfactory Profitability
•	Strong Balance Sheet

•	Low Cost Structure

•	High Returns on Capital
Strong Competitive Positioning
•	Non-obsolescent Products / Services

•	Dominant or Growing Market Share

•	Global Presence and Brand Names
After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies’ common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company’s stock if the stock’s market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s stock is no longer attractive.
Additional Information About Investments
Each Fund’s principal investment strategies and main risks are described in the section entitled “Investment Objective and Principal Investment Strategies.” The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds’ prospectuses would be amended before any change in investment objective, and shareholders would be promptly notified of the change.
The Funds are not limited to investing in the securities and using the principal investment strategies previously described earlier in this Prospectus. Each Fund may also purchase other kinds of securities, engage in active trading (which would increase portfolio turnover and commission expenses), or employ other investment strategies that are not principal investment strategies if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategies: (i) would be consistent with shareholders’ reasonable expectations; (ii) would assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund’s investment strategy;
Prospectus • Davis Variable Account Fund, Inc. •

(iv) would cause the Fund to violate any of its investment restrictions; or (v) would materially change the Fund’s risk profile as described in the Fund’s prospectuses and Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.
Short-Term Investments. Each Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. Each Fund may also use short-term investments for temporary defensive purposes. At such times, the Fund will not be pursuing its normal investment policies. In the event that our investment professionals anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund’s investment objective.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, Davis Advisors does not commit to any specific amount of business with any particular broker-dealer. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds.
Prospectus • Davis Variable Account Fund, Inc. •

Over the last three years the Funds paid the following brokerage commissions:

	For the Year ended December 31,
	2008	2007	2006
Davis Value Portfolio
Brokerage commissions paid:	$201,857	$156,917	$164,357
Brokerage as a percentage of average net assets:	0.04%	0.02%	0.02%

Davis Financial Portfolio
Brokerage commissions paid:	$29,894	$32,188	$14,567
Brokerage as a percentage of average net assets:	0.03%	0.02%	0.01%

Davis Real Estate Portfolio
Brokerage commissions paid:	$24,673	$58,120	$37,235
Brokerage as a percentage of average net assets:	0.07%	0.08%	0.05%
Performance History
Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio were first offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in similar styles for a number of years. The performance results presented in the tables that follow should not be considered predictive of the future performance of the Funds. The Funds’ performance may be either higher or lower than the following Composites.
The performance histories presented as follows for Davis Large Cap Value Composite, Davis Financial Composite and Davis Real Estate Composite include all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing the Davis Value Portfolio, Davis Financial Portfolio or Davis Real Estate Portfolio, respectively. Mutual funds and private accounts may also be included in the performance histories. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applied, might adversely affect the performance results.
The performance histories compare the Davis Large Cap Value Composite, Davis Financial Composite and Davis Real Estate Composite on an annualized, asset-weighted basis against the S&P 500® Index (or the Wilshire U.S. Real Estate Securities Index, for Davis Real Estate Portfolio). Composite performance is presented net of the Funds’ maximum annual operating expenses of 1%. Davis Advisors is contractually committed
Prospectus • Davis Variable Account Fund, Inc. •

to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2010, after that date, there is no assurance that expenses will be capped. What the Funds’ expense ratios would have been without the expense caps is discussed in the Financial Highlights tables. Each Composite’s performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite), weighted for the relative size of each account using beginning-of-period values.
The insurance company’s charges would have lowered the following Composite Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities.
The Following Performance Information for Davis Advisors Does Not
Represent the Performance of Davis Value Portfolio, Davis Financial
Portfolio or Davis Real Estate Portfolio.
Davis Large Cap Value Composite Returns
For the periods ended December 31, 2008

	Past 1	Past 5	Past 10	Since January 1,
	Year	Years	Years	1970

Davis Large Cap Value Composite	(40.14)%	(2.25)%	1.09%	11.15%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%	9.48%
As of December 31, 2008, the composite included 197 accounts with aggregate assets of approximately $49.6 billion.
Davis Financial Composite Returns
For the periods ended December 31, 2008

			Past 10	Since July 1,
	Past 1 Year	Past 5 Years	Years	1991

Davis Financial Composite	(46.02)%	(5.89)%	(0.24)%	10.52%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%	7.35%
As of December 31, 2008, the composite included 4 accounts with aggregate assets of approximately $650 .5 million.
Prospectus • Davis Variable Account Fund, Inc. •

Davis Real Estate Composite Returns
For the periods ended December 31, 2008

			Past 10	Since April 1,
	Past 1 Year	Past 5 Years	Years	1994

Davis Real Estate Composite	(44.76)%	(1.36)%	5.40%	7.62%
Wilshire U.S. Real Estate Securities Index	(39.83)%	0.62%	7.33%	7.98%
As of December 31, 2008, the Davis Real Estate Composite included 7 accounts with aggregate assets of approximately $1.2 billion.
Compensation
Davis Advisors’ compensation from the Funds for its services (based on average net assets) for the year ended December 31, 2008, was as follows:

Davis Value Portfolio	0.75%
Davis Financial Portfolio	0.75%
Davis Real Estate Portfolio	0.75%
Every year the Board of Directors considers whether to re-approve the advisory and sub-advisory agreements. The basis for their decision is included in the Funds’ Semi-Annual Report.
Investment Professionals
Davis Value Portfolio
Christopher C. Davis has served as Portfolio Manager of Davis Value Portfolio since the inception of the Funds on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since October 1995. Mr. Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995.
Kenneth Charles Feinberg has served as Portfolio Manager of Davis Value Portfolio since the inception of the Funds on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.
Prospectus • Davis Variable Account Fund, Inc. •

Davis Financial Portfolio
Kenneth Charles Feinberg has served as Portfolio Manager of Davis Financial Portfolio since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.
Charles Cavanaugh has served as Co-Portfolio Manager of Davis Financial Portfolio since May 1, 2007, and also manages other equity funds advised by Davis Advisors. Mr. Cavanaugh joined Davis Advisors in March 2001.
Davis Real Estate Portfolio
Andrew A. Davis has served as Portfolio Manager of Davis Real Estate Portfolio since its inception on July 1, 1999, and also manages other Davis equity funds. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since January 1994.
Chandler Spears has served as Portfolio Manager of Davis Real Estate Portfolio since May 1, 2003, and also manages other Davis equity funds. Mr. Spears joined Davis Advisors in November 2000 as a real estate securities analyst.
In addition, a limited portion of the Funds’ assets may be managed by Davis Advisors’ research analysts, subject to review by the Funds’ Portfolio Managers.
The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ investments in the Funds.
Prospectus • Davis Variable Account Fund, Inc. •

Other Information
Disclosure Documents and Not a Contract
The Funds’ prospectuses, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents are disclosure documents and not contracts. These documents will be updated and amended from time to time to reflect changing laws, rules, and operations. An investor’s rights as a shareholder in the Fund are governed by the most current documents as they are updated and amended from time to time.
Purchase and Redemption of Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Funds. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Funds can buy or sell shares of the Funds.
Right to Reject or Restrict Any Purchases or Exchange Orders
Purchases and exchanges should be made primarily for investment purposes. The Funds may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Funds do not allow market timing because short-term trading or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. As described in the next paragraph, almost all of the Funds’ shareholders invest in the Funds through omnibus accounts maintained by insurance companies. We request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Funds will be successful in curbing abusive short-term transactions.
Excessive Trading Practices
The Funds discourage short-term or excessive trading, often referred to as “market timing,” and intend to seek to restrict or reject such trading, or take other action, if in the judgment of Davis Advisors such trading may be detrimental to the interests of a Fund and its long-term shareholders. Market timing strategies may dilute the value of Fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
Prospectus • Davis Variable Account Fund, Inc. •

The Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of fund shares. Currently, four round-trip exchanges between Davis Funds are allowed during any twelve month period. To the extent reasonably feasible, the Funds’ market timing procedures apply to all shareholder accounts and neither the Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the Funds’ or a financial intermediary’s market-timing procedures, as applicable.
Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of the Funds to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. The Funds receive purchase exchange and redemption orders from insurance companies who maintain omnibus accounts with the Funds. Omnibus account arrangements permit insurance companies to aggregate their clients’ transaction and ownership positions. The Funds ability to detect excessive trading practices is limited. The insurance company through which you purchase your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.
Pricing of Shares
The Funds price their shares based upon the total value of the Fund’s investments. Your account balance may change daily because the share price may change daily. The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.
Valuation of Portfolio Securities
Fund shares are purchased at the net asset value and/or sold at the net asset value next determined after Davis Funds’ transfer agent receives your request to purchase or sell shares in good order.
The Funds’ portfolio securities are valued primarily on the basis of market quotations. However, Davis Funds have adopted procedures for making “fair value” determinations if market quotations are not readily available. The Fund uses fair value prices any time Davis Advisors concludes that reliable market quotations for the Funds’ portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include when the Funds own illiquid or thinly traded securities and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing of foreign securities when deemed appropriate. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.
Prospectus • Davis Variable Account Fund, Inc. •

Some of the Funds’ securities may be traded in markets that close at a different time than when the Fund’s shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time the Fund’s shares are priced may result in the use of fair value pricing, as described above. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund’s foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund’s net asset value. Notwithstanding, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.
Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information. The Funds’ portfolio holdings are published and mailed to shareholders twice a year in the Annual and Semi-Annual Reports, which are mailed approximately 60 days after the end of the Funds’ second and fourth fiscal quarters. In addition, each Fund files its portfolio holdings with the SEC four times a year, 60 days after the end of each fiscal quarter.
Mixed and Shared Funding
Shares of the Funds are offered in connection with mixed and shared funding, i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Funds may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Funds will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
Prospectus • Davis Variable Account Fund, Inc. •

Federal Income Taxes
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers, the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.
Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the Funds.
Dividends and Distributions
Davis Value Portfolio and Davis Financial Portfolio generally declare and pay dividends and short- and long-term capital gains, if any, annually. Davis Real Estate Portfolio generally declares and pays dividends quarterly and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Funds.
Distribution Plans
The Funds have adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. Currently the Funds do not make, and do not intend to make, any payments under this plan. If, in the future, the Funds begin making payments under the plan, then these fees would be paid out of the Funds’ assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Fees Paid to Financial Intermediaries
In 2008, Davis Advisors and its affiliates were charged additional fees by the insurance companies listed below. The amount of the fee is negotiated with each insurance company. Such payments were for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by Davis Advisors or its affiliates does not increase the fees paid by the Funds or their respective shareholders. Insurance companies may be added or deleted at any time.
Allianz Life Insurance Company of New York; Allianz Life Insurance Company of North America; American Skandia Life Assurance Corporation; Annuity Investors Life Insurance Company; Great-West Life & Annuity Insurance Company; The Guardian Insurance & Annuity Company, Inc.; Horace Mann Life Insurance Company; Merrill Lynch Life Insurance Company; Nationwide Financial Services, Inc.; New York Life Insurance and Annuity Corporation; Pruco Life Insurance Company; and Pruco Life Insurance Company of New Jersey; Standard Insurance Company; Transamerica Life Insurance Company (name change from PFL Life Insurance Company).
Prospectus • Davis Variable Account Fund, Inc. •

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.
Financial Highlights
The following tables are designed to show you the financial performance of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio for the five years ended December 31, 2008, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.
This information has been audited by KPMG LLP. KPMG LLP’s report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request.
Prospectus • Davis Variable Account Fund, Inc. •

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO
Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.48	$14.58	$12.77	$11.78	$10.57

Income (Loss) from Investment Operations:
Net Investment Income	0.13	0.17	0.11	0.12	0.09
Net Realized and Unrealized Gains (Losses)	(6.00)	0.51	1.81	0.99	1.21

Total from Investment Operations	(5.87)	0.68	1.92	1.11	1.30

Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.17)	(0.11)	(0.11)	(0.09)
Distributions from Realized Gains	(0.23)	(0.61)	—	—	—
Return of Capital	—	—	—	—	— [4]
Distributions in Excess of Net Investment Income	—	—	—	(0.01)	—

Total Dividends and Distributions	(0.35)	(0.78)	(0.11)	(0.12)	(0.09)

Net Asset Value, End of Period	$8.26	$14.48	$14.58	$12.77	$11.78

Total Return[1]	(40.32)%	4.64%	15.00%	9.44%	12.33%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$333,152	$658,699	$771,828	$620,369	$684,723
Ratio of Expenses to Average Net Assets:
Gross	0.82%	0.81%	0.81%	0.81%	0.81%
Net[3]	0.82%	0.81%	0.81%	0.81%	0.81%
Ratio of Net Investment Income to Average Net Assets	0.98%	1.11%	0.83%	0.87%	0.87%
Portfolio Turnover Rate[2]	17%	9%	19%	14%	4%

1.	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

2.	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3.	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

4.	Less than $0.005 per share.
Prospectus • Davis Variable Account Fund, Inc. •

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO
Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.27	$16.29	$13.83	$12.82	$11.66

Income (Loss) from Investment Operations:
Net Investment Income	0.08	0.17	0.09	0.07	0.04
Net Realized and Unrealized Gains (Losses)	(6.76)	(1.12)	2.47	1.00	1.16

Total from Investment Operations	(6.68)	(0.95)	2.56	1.07	1.20

Dividends and Distributions:
Dividends from Net Investment Income	—	(0.17)	(0.09)	(0.06)	(0.04)
Distributions from Realized Gains	(0.47)	(0.90)	(0.01)	—	—

Total Dividends and Distributions	(0.47)	(1.07)	(0.10)	(0.06)	(0.04)

Net Asset Value, End of Period	$7.12	$14.27	$16.29	$13.83	$12.82

Total Return[1]	(46.36)%	(6.05)%	18.50%	8.38%	10.32%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$57,321	$116,725	$155,807	$124,060	$109,274
Ratio of Expenses to Average Net Assets:
Gross	0.88%	0.85%	0.84%	0.85%	0.85%
Net[3]	0.88%	0.85%	0.84%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.73%	0.97%	0.66%	0.52%	0.40%
Portfolio Turnover Rate[2]	16%	17%	9%	21%	6%

1.	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

2.	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3.	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
Prospectus • Davis Variable Account Fund, Inc. •

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO
Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.45	$20.43	$17.33	$16.80	$13.47

Income (Loss) from Investment Operations:
Net Investment Income	0.19	0.42	0.34	0.30	0.34
Net Realized and Unrealized Gains (Losses)	(5.50)	(3.40)	5.58	1.86	4.07

Total from Investment Operations	(5.31)	(2.98)	5.92	2.16	4.41

Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.64)	(0.60)	(0.54)	(0.48)
Distributions from Realized Gains	(0.11)	(5.36)	(2.22)	(1.09)	(0.60)
Return of Capital	(0.01)	—	—	—	—

Total Dividends and Distributions	(0.34)	(6.00)	(2.82)	(1.63)	(1.08)

Net Asset Value, End of Period	$5.80	$11.45	$20.43	$17.33	$16.80

Total Return[1]	(46.91)%	(15.48)%	34.37%	13.14%	33.35%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$19,331	$49,548	$89,738	$64,556	$58,279
Ratio of Expenses to Average Net Assets:
Gross	0.98%	0.88%	0.86%	0.87%	0.89%
Net[3]	0.98%	0.87%	0.86%	0.87%	0.89%
Ratio of Net Investment Income to Average Net Assets	1.84%	1.92%	1.63%	1.71%	2.30%
Portfolio Turnover Rate[2]	41%	49%	38%	28%	32%

1.	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

2.	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3.	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
Prospectus • Davis Variable Account Fund, Inc. •

Obtaining Additional Information
Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The Statement of Additional Information provides more detailed information about the Davis Funds and their management and operations. The Statement of Additional Information and the Funds’ Annual and Semi-Annual Reports are available, without charge, upon request.
The Davis Funds’ Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.
Where you can get these documents:
•	From your Insurance Company or your Account Representative. Your insurance company or account representative can provide you with copies of these documents.

•	On the Internet. Visit the SEC website (www.sec.gov).

•	From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to <publicinfo@sec.gov>. Reports and other information about the Funds are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-942-8090.
LOGO
Over 40 Years of Reliable Investing
Investment Company Act File No. 811-9293
Prospectus • Davis Variable Account Fund, Inc. •

Davis Value Portfolio
(A Portfolio of Davis Variable Account Fund, Inc.)
May 1, 2009
The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.
     DF Logo
     Over 40 Years of Reliable InvestingTM

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
Davis Value Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.
Shares of Davis Value Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

4	Davis Value Portfolio
Investment Objective and Principal Investment Strategies
Principal Risks of Investing in Davis Value Portfolio
Performance Information
Fees and Expenses of Davis Value Portfolio

9	Davis Management
Davis Advisors
The Davis Investment Discipline
Additional Information About Investments
Performance History
Compensation
Investment Professionals

15	Other Information
Disclosure Documents and Not a Contract
Purchase and Redemption of Shares
Right to Reject or Restrict Any Purchase or Exchange Order
Excessive Trading Practices
Pricing of Shares
Valuation of Portfolio Securities
Portfolio Holdings
Mixed and Shared Funding
Federal Income Taxes
Dividends and Distributions
Distribution Plans
Fees Paid to Financial Intermediaries
Financial Highlights

B/C	Obtaining Additional Information

Davis Value Portfolio
Investment Objective and Principal Investment Strategies
Davis Value Portfolio’s (the “Fund”) investment objective is long-term growth of capital. Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the Fund’s investment adviser, uses the Davis Investment Discipline to invest the majority of the Fund’s assets in equity securities issued by large companies with market capitalizations of at least $10 billion. See “The Davis Investment Discipline” in this prospectus.
The Fund has the flexibility to invest in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See “Additional Information About Investments” in this prospectus.
Principal Risks of Investing in Davis Value Portfolio
If you buy shares of Davis Value Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.
•	Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.
•	Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.
•	Financial services risk. The Fund historically has invested a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i)Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements that under certain circumstances may lead to losses, for example sub-
Prospectus • Davis Value Portfolio

prime loans; and (v) Competition: the financial services sector has become increasingly competitive.

•	Foreign country risk. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more or less government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s shares will tend to decline.
•	Headline risk. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While we research companies subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover.
•	Selection risk. The securities we select for the Fund may underperform the S&P 500® Index or other funds with similar investment objectives and strategies.
The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Prospectus • Davis Value Portfolio

Performance Information
The bar chart and table that follow provide an indication of the risks of investing in Davis Value Portfolio by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare to those of the S&P 500® Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the S&P 500® Index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.
Davis Value Portfolio
Calendar Year Total Return

Year	Return
2000	9.30%
2001	(10.39)%
2002	(16.26)%
2003	29.76%
2004	12.33%
2005	9.44%
2006	15.00%
2007	4.64%
2008	(40.32)%
During the period shown above, the highest quarterly return was 17.16% for the 2nd quarter of 2003, and the lowest quarterly return was (25.25)% for the 4th quarter of 2008. Total return for the three months ended March 31, 2009, (not annualized) was (11.99)%.
Prospectus • Davis Value Portfolio

Davis Value Portfolio Average Annual Total Returns
For the periods ended December 31, 2008

			Life of Fund
	Past 1 Year	Past 5 Years	(July 1, 1999)

Davis Value Portfolio	(40.32)%	(2.46)%	(0.38)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(2.72)%

(1)	The Standard & Poor’s 500® Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.
Fees and Expenses of Davis Value Portfolio
The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.
Shareholder Fees
Paid directly from your investment

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares	None
Prospectus • Davis Value Portfolio

Annual Operating Expenses(1)
Deducted from the Fund’s assets

Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses(2)	0.07%

Total Annual Operating Expenses	0.82%

(1)	These expenses reflect operations for the year ended December 31, 2008. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

(2)	Includes custodian fees, transfer agent fees, audit fees, legal fees, directors’ fees and expenses, reports to shareholders, and various other expenses.
Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

If you sell your shares in	1 Year	3 Years	5 Years	10 Years

Davis Value Portfolio	$84	$262	$455	$1,014
Prospectus • Davis Value Portfolio

Davis Management
Davis Advisors
Davis Selected Advisers, L.P., (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds, including Davis Value Portfolio. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.
Davis Selected Advisers–NY, Inc., (“Sub-Adviser”) serves as the sub-adviser for each of the Davis Funds, including Davis Value Portfolio. The Sub-Adviser’s offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The Sub-Adviser’s fee is paid by Davis Advisors, not the Davis Funds.
Every year the Board of Directors considers whether to re-approve the advisory and sub-advisory agreements. The basis for their decision is included in the Fund’s Semi-Annual Report.
The Davis Investment Discipline
Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.
Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.
Prospectus • Davis Value Portfolio

First Class Management
•	Proven Track Record

•	Significant Alignment of Interest in Business

•	Smart Application of Technology to Improve Business and Lower Costs
Strong Financial Condition and Satisfactory Profitability
•	Strong Balance Sheet

•	Low Cost Structure

•	High Returns on Capital
Strong Competitive Positioning
•	Non-obsolescent Products / Services

•	Dominant or Growing Market Share

•	Global Presence and Brand Names
After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies’ common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company’s stock if the stock’s market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s stock is no longer attractive.
Additional Information About Investments
The Fund’s principal investment strategies and main risks are described in the section entitled “Investment Objective and Principal Investment Strategies.” The Fund’s investment objective is not fundamental policy and may be changed by the Fund’s Board of Directors without a vote of shareholders. The Fund’s prospectus would be amended before any change in investment objective, and shareholders would be promptly notified of the change.
The Fund is not limited to investing in the securities and using the principal investment strategies described earlier in this Prospectus. The Fund may also purchase other kinds of securities engage in active trading (which would increase portfolio turnover and commission expenses), or employ other investment strategies that are not principal investment strategies if, in Davis Advisors’ professional judgment, the securities, trading or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategies: (i) would be consistent with shareholders’ reasonable expectations; (ii) would assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund’s investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; or (v) would materially
Prospectus • Davis Value Portfolio

change the Fund’s risk profile as described in the Fund’s prospectus and Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. The Fund may also use short-term investments for temporary defensive purposes. At such times, the Fund will not be pursuing its normal investment objectives or policies. In the event that our investment professionals anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund’s investment objective.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, Davis Advisors does not commit to any specific amount of business with any particular broker-dealer. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds.
Over the last three years the Fund paid the following brokerage commissions:

	For the Year ended December 31,
	2008	2007	2006
Davis Value Portfolio
Brokerage commissions paid:	$201,857	$156,917	$164,357
Brokerage as a percentage of average net assets:	0.04%	0.02%	0.02%
Prospectus • Davis Value Portfolio

Performance History
Davis Value Portfolio was first offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in a similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of the Fund. The Fund’s performance may be either higher or lower than the following Composite.
The performance history for Davis Large Cap Value Composite includes all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing the Davis Value Portfolio. Mutual funds and private accounts may also be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applied, might adversely affect the performance results.
The performance history compares the Davis Large Cap Value Composite on an annualized, asset-weighted basis against the S&P 500® Index. Composite performance is presented net of the Fund’s maximum annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2010, after that date, there is no assurance that expenses will be capped. What the Fund’s expense ratio would have been without the expense cap is discussed in the Financial Highlights table. The Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite), weighted for the relative size of each account using beginning-of-period values.
The insurance company’s charges would have lowered the following Composite Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund.
Prospectus • Davis Value Portfolio

The Following Performance Information for Davis Advisors Does Not
Represent the Performance of Davis Value Portfolio.
Davis Large Cap Value Composite Returns
For the periods ended December 31, 2008

		Past 5	Past 10	Since January 1,
	Past 1 Year	Years	Years	1970

Davis Large Cap Value Composite	(40.14)%	(2.25)%	1.09%	11.15%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%	9.48%
As of December 31, 2008, the composite included 197 accounts with aggregate assets of approximately $49.6 billion.
Compensation
Davis Advisors’ compensation from the Fund for its services (based on average net assets) for the year ended December 31, 2008, was as follows:

Davis Value Portfolio	0.75%
Every year the Board of Directors considers whether to re-approve the advisory and sub-advisory agreements. The basis for their decision is included in the Fund’s Semi-Annual Report.
Prospectus • Davis Value Portfolio

Investment Professionals
Christopher C. Davis has served as Portfolio Manager of Davis Value Portfolio since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since October 1995. Mr. Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995.
Kenneth Charles Feinberg has served as Portfolio Manager of Davis Value Portfolio since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.
In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ research analysts, subject to review by the Fund’s Portfolio Managers.
The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ investments in the Fund.
Prospectus • Davis Value Portfolio

Other Information
Disclosure Documents and Not a Contract
The Fund’s prospectus, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents are disclosure documents and not contracts. These documents will be updated and amended from time to time to reflect changing laws, rules, and operations. An investor’s rights as a shareholder in the Fund are governed by the most current documents as they are updated and amended from time to time.
Purchase and Redemption of Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.
Right to Reject or Restrict Any Purchases or Exchange Order
Purchases and exchanges should be made primarily for investment purposes. The Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described in the next paragraph, almost all of the Fund’s shareholders invest in the Fund through omnibus accounts maintained by insurance companies. We request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund will be successful in curbing abusive short-term transactions.
Excessive Trading Practices
The Fund discourages short-term or excessive trading, often referred to as “market timing,” and intends to seek to restrict or reject such trading, or take other action, if in the judgment of Davis Advisors such trading may be detrimental to the interests of the Fund and its long-term shareholders. Market timing strategies may dilute the value of Fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
The Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of fund shares. Currently, four round-trip exchanges between Davis Funds are allowed during any twelve month period. To the extent reasonably feasible, the Fund’s market timing procedures apply to all shareholder accounts and
Prospectus • Davis Value Portfolio

neither the Fund nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the Fund’s or a financial intermediary’s market-timing procedures, as applicable.
Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. The Fund receives purchase exchange and redemption orders from insurance companies who maintain omnibus accounts with the Fund. Omnibus account arrangements permit insurance companies to aggregate their clients’ transaction and ownership positions. The Fund’s ability to detect excessive trading practices is limited. The insurance company through which you purchase your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.
Pricing of Shares
The Fund prices its shares based upon the total value of the Fund’s investments. Your account balance may change daily because the share price may change daily. The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.
Valuation of Portfolio Securities
Fund shares are purchased at the net asset value and/or sold at the net asset value next determined after Davis Funds’ transfer agent receives your request to purchase or sell shares in good order.
The Fund’s portfolio securities are valued primarily on the basis of market quotations. However, Davis Funds have adopted procedures for making “fair value” determinations if market quotations are not readily available. The Fund uses fair value prices any time Davis Advisors concludes that reliable market quotations for the Fund’s portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include when the Fund holds illiquid or thinly traded securities and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing of foreign securities when deemed appropriate. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.
Prospectus • Davis Value Portfolio

Some of the Fund’s securities may be traded in markets that close at a different time than when the Fund’s shares are priced. Events affecting portfolio values that occur after the time that such markets close, and the time the Fund’s shares are priced, may result in the use of fair value pricing, as described above. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund’s foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund’s net asset value. Notwithstanding, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.
Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information. The Fund’s portfolio holdings are published and mailed to shareholders twice a year in the Annual and Semi-Annual Reports, which are mailed approximately 60 days after the end of the Fund’s second and fourth fiscal quarters. In addition, the Fund files its portfolio holdings with the SEC four times a year, 60 days after the end of each fiscal quarter.
Mixed and Shared Funding
Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
Prospectus • Davis Value Portfolio

Federal Income Taxes
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers, the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.
Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the Fund.
Dividends and Distributions
Davis Value Portfolio generally declares and pays dividends and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Distribution Plans
The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. Currently the Fund does not make, and does not intend to make, any payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund’s assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Fees Paid to Financial Intermediaries
In 2008, Davis Advisors and its affiliates were charged additional fees by the insurance companies listed below. The amount of the fee is negotiated with each insurance company. Such payments were for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by Davis Advisors or its affiliates does not increase the fees paid by the Fund or its shareholders. Insurance companies may be added or deleted at any time.
Allianz Life Insurance Company of New York; Allianz Life Insurance Company of North America; American Skandia Life Assurance Corporation; Annuity Investors Life Insurance Company; Great-West Life & Annuity Insurance Company; The Guardian Insurance & Annuity Company, Inc.; Horace Mann Life Insurance Company; Merrill Lynch Life Insurance Company; Nationwide Financial Services, Inc.; New York Life Insurance and Annuity Corporation; Pruco Life Insurance Company; and Pruco Life Insurance Company of New Jersey; Standard Insurance Company; Transamerica Life Insurance Company (name change from PFL Life Insurance Company).
Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.
Prospectus • Davis Value Portfolio

Financial Highlights
The following table is designed to show you the financial performance of Davis Value Portfolio for the five years ended December 31, 2008, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.
The information has been audited by KPMG LLP. KPMG LLP’s report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.
Prospectus • Davis Value Portfolio

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO
Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.48	$14.58	$12.77	$11.78	$10.57

Income (Loss) from Investment Operations:
Net Investment Income	0.13	0.17	0.11	0.12	0.09
Net Realized and Unrealized Gains (Losses)	(6.00)	0.51	1.81	0.99	1.21

Total from Investment Operations	(5.87)	0.68	1.92	1.11	1.30

Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.17)	(0.11)	(0.11)	(0.09)
Distributions from Realized Gains	(0.23)	(0.61)	—	—	—
Return of Capital	—	—	—	—	— [4]
Distributions in Excess of Net Investment Income	—	—	—	(0.01)	—

Total Dividends and Distributions	(0.35)	(0.78)	(0.11)	(0.12)	(0.09)

Net Asset Value, End of Period	$8.26	$14.48	$14.58	$12.77	$11.78

Total Return[1]	(40.32)%	4.64%	15.00%	9.44%	12.33%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$333,152	$658,699	$771,828	$620,369	$684,723
Ratio of Expenses to Average Net Assets:
Gross	0.82%	0.81%	0.81%	0.81%	0.81%
Net[3]	0.82%	0.81%	0.81%	0.81%	0.81%
Ratio of Net Investment Income to Average Net Assets	0.98%	1.11%	0.83%	0.87%	0.87%
Portfolio Turnover Rate[2]	17%	9%	19%	14%	4%

1.	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

2.	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3.	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

4.	Less than $0.005 per share.
Prospectus • Davis Value Portfolio

Obtaining Additional Information
Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Statement of Additional Information provides more detailed information about the Fund and its management and operations. The Statement of Additional Information and the Fund’s Annual and Semi-Annual Reports are available, without charge, upon request.
The Fund’s Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.
Where you can get these documents:
•	From your Insurance Company or your Account Representative. Your insurance company or account representative can provide you with copies of these documents.

•	On the Internet. Visit the SEC website (www.sec.gov).

•	From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to <publicinfo@sec.gov>. Reports and other information about the Fund are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-942-8090.
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Over 40 Years of Reliable Investing™
Investment Company Act File No. 811-9293
Prospectus • Davis Value Portfolio

Davis Financial Portfolio
(A Portfolio of Davis Variable Account Fund, Inc.)
May 1, 2009
The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.
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Over 40 Years of Reliable InvestingTM

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
Davis Financial Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.
Shares of Davis Financial Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

4	Davis Financial Portfolio
Investment Objective and Principal Investment Strategies
Principal Risks of Investing in Davis Financial Portfolio
Performance Information
Fees and Expenses of Davis Financial Portfolio

9	Davis Management
Davis Advisors
The Davis Investment Discipline
Additional Information About Investments
Performance History
Compensation
Investment Professionals

14	Other Information
Disclosure Documents and Not a Contract
Purchase and Redemption of Shares
Right to Reject or Restrict Any Purchase or Exchange Order
Excessive Trading Practices
Pricing of Shares
Valuation of Portfolio Securities
Portfolio Holdings
Mixed and Shared Funding
Federal Income Taxes
Dividends and Distributions
Distribution Plans
Fees Paid to Financial Intermediaries
Financial Highlights

B/C	Obtaining Additional Information

Davis Financial Portfolio
Investment Objective and Principal Investment Strategies
Davis Financial Portfolio’s investment objective is long-term growth of capital. Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the Fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. See “The Davis Investment Discipline” in this prospectus.
A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
The Fund has the flexibility to invest up to 20% of its assets in non-financial companies. The Fund may invest in companies of any size, invest in companies whose shares may be subject to controversy, invest in foreign securities, and invest in non-equity securities. See “Additional Information About Investments” in this prospectus.
Principal Risks of Investing in Davis Financial Portfolio
If you buy shares of Davis Financial Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.
•	Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.
•	Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.
Prospectus • Davis Financial Portfolio. •

•	Concentrated financial services portfolio risk. Davis Financial Portfolio invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable and/or rising interest rates, may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements that under certain circumstances may lead to losses, for example sub-prime loans; and (v) Competition: the financial services sector has become increasingly competitive.
•	Foreign country risk. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more or less government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s shares will tend to decline.
•	Headline risk. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While we research companies subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover.
•	Selection risk. The securities we select for the Fund may underperform the S&P 500® Index or other funds with similar investment objectives and strategies.
The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.
Prospectus • Davis Financial Portfolio. •

Performance Information
The bar chart and table that follow provide an indication of the risks of investing in Davis Financial Portfolio by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare to those of the S&P 500® Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the S& P 500® Index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.
Davis Financial Portfolio
Calendar Year Total Return

Year	Return
2000	30.97%
2001	(10.37)%
2002	(16.84)%
2003	32.15%
2004	10.32%
2005	8.38%
2006	18.50%
2007	(6.05)%
2008	(46.36)%
During the period shown above, the highest quarterly return was 19.74% for the 2nd quarter of 2003, and the lowest quarterly return was (28.13)% for the 4th quarter of 2008. Total return for the three months ended March 31, 2009 (not annualized) was (10.25)%.
Prospectus • Davis Financial Portfolio. •

Davis Financial Portfolio Average Annual Total Returns
For the periods ended December 31, 2008

			Life of Fund
	Past 1 Year	Past 5 Years	(July 1, 1999)

Davis Financial Portfolio	(46.36)%	(6.51)%	(1.63)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(2.72)%

(1)	The Standard & Poor’s 500® Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.
Fees and Expenses of Davis Financial Portfolio
The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.
Shareholder Fees
Paid directly from your investment

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares	None
Annual Operating Expenses(1)
Deducted from the Fund’s assets

Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses(2)	0.13%

Total Annual Operating Expenses	0.88%

(1)	These expenses reflect operations for the year ended December 31, 2008. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

(2)	Includes custodian fees, transfer agent fees, audit fees, legal fees, directors’ fees and expenses, reports to shareholders, and various other expenses.
Prospectus • Davis Financial Portfolio. •

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

If you sell your shares in	1 Year	3 Years	5 Years	10 Years

Davis Financial Portfolio	$90	$281	$488	$1,084
Prospectus • Davis Financial Portfolio. •

Davis Management
Davis Advisors
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds, including Davis Financial Portfolio. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.
Davis Selected Advisers-NY, Inc., (“Sub-Adviser”) serves as the sub-adviser for each of the Davis Funds, including Davis Financial Portfolio. The Sub-Adviser’s offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The Sub-Adviser’s fee is paid by Davis Advisors, not the Davis Funds.
Every year the Board of Directors considers whether to re-approve the advisory and sub-advisory agreements. The basis for their decision is included in the Fund’s Semi-Annual Report.
The Davis Investment Discipline
Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.
Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.
Prospectus • Davis Financial Portfolio. •

First Class Management
•	Proven Track Record

•	Significant Alignment of Interest in Business

•	Smart Application of Technology to Improve Business and Lower Costs
Strong Financial Condition and Satisfactory Profitability
•	Strong Balance Sheet

•	Low Cost Structure

•	High Returns on Capital
Strong Competitive Positioning
•	Non-obsolescent Products / Services

•	Dominant or Growing Market Share

•	Global Presence and Brand Names
After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies’ common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company’s stock if the stock’s market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s stock is no longer attractive.
Additional Information About Investments
The Fund’s principal investment strategies and main risks are described in the section entitled “Investment Objective and Principal Investment Strategies.” The Fund’s investment objective is not fundamental policy and may be changed by the Fund’s Board of Directors without a vote of shareholders. The Fund’s prospectus would be amended before any change in investment objective, and shareholders would be promptly notified of the change.
The Fund is not limited to investing in the securities and using the principal investment strategies previously described earlier in this Prospectus. The Fund may also purchase other kinds of securities, engage in active trading (which would increase portfolio turnover and commission expenses), or employ other investment strategies that are not principal investment strategies if, in Davis Advisors’ professional judgment, the securities, trading or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategies: (i) would be consistent with shareholders’ reasonable expectations; (ii) would assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund’s investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; or (v) would
Prospectus • Davis Financial Portfolio. •

materially change the Fund’s risk profile as described in the Fund’s prospectus and Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. The Fund may also use short-term investments for temporary defensive purposes. At such times, the Fund will not be pursuing its normal investment objectives or policies. In the event that our investment professionals anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund’s investment objective.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, Davis Advisors does not commit to any specific amount of business with any particular broker-dealer. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds.
Over the last three years the Fund paid the following brokerage commissions:

	For the Year ended December 31,
	2008	2007	2006
Davis Financial Portfolio
Brokerage commissions paid:	$29,894	$32,188	$14,567
Brokerage as a percentage of average net assets:	0.03%	0.02%	0.01%
Prospectus • Davis Financial Portfolio. •

Performance History
Davis Financial Portfolio was first offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in a similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of the Fund. The Fund’s performance may be either higher or lower than the following Composite.
The performance history for Davis Financial Composite includes all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing the Davis Financial Portfolio. Mutual funds and private accounts may also be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applied, might adversely affect the performance results.
The performance history compares the Davis Financial Composite on an annualized, asset-weighted basis against the S&P 500® Index. Composite performance is presented net of the Fund’s maximum annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2010, after that date, there is no assurance that expenses will be capped. What the Fund’s expense ratio would have been without the expense cap is discussed in the Financial Highlights table.
The Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite), weighted for the relative size of each account using beginning-of-period values.
The insurance company’s charges would have lowered the following Composite Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund.
Prospectus • Davis Financial Portfolio. •

The Following Performance Information for Davis Advisors Does Not
Represent the Performance of Davis Financial Portfolio.
Davis Financial Composite Returns
For the periods ended December 31, 2008

			Past 10	Since July 1,
	Past 1 Year	Past 5 Years	Years	1991

Davis Financial Composite	(46.02)%	(5.89)%	(0.24)%	10.52%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%	7.35%
As of December 31, 2008, the composite included 4 accounts with aggregate assets of approximately $650.5 million.
Compensation
Davis Advisors’ compensation from the Fund for its services (based on average net assets) for the year ended December 31, 2008, was as follows:

Davis Financial Portfolio	0.75%
Every year the Board of Directors considers whether to re-approve the advisory and sub-advisory agreements. The basis for their decision is included in the Fund’s Semi-Annual Report.
Investment Professionals
Kenneth Charles Feinberg has served as Portfolio Manager of Davis Financial Portfolio since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.
Charles Cavanaugh has served as Co-Portfolio Manager of Davis Financial Portfolio since May 1, 2007, and also manages other equity funds advised by Davis Advisors. Mr. Cavanaugh joined Davis Advisors in March 2001.
In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ research analysts, subject to review by the Fund’s Portfolio Managers.
The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ investments in the Fund.
Prospectus • Davis Financial Portfolio. •

Other Information
Disclosure Documents and Not a Contract
The Fund’s prospectus, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents are disclosure documents and not contracts. These documents will be updated and amended from time to time to reflect changing laws, rules, and operations. An investor’s rights as a shareholder in the Fund are governed by the most current documents as they are updated and amended from time to time.
Purchase and Redemption of Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.
Right to Reject or Restrict Any Purchases or Exchange Order
Purchases and exchanges should be made primarily for investment purposes. The Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described in the next paragraph, almost all of the Fund’s shareholders invest in the Fund through omnibus accounts maintained by insurance companies. We request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing, there can be no guarantee that the Fund will be successful in curbing abusive short-term transactions.
Excessive Trading Practices
The Fund discourages short-term or excessive trading, often referred to as “market timing,” and intends to seek to restrict or reject such trading, or take other action, if in the judgment of Davis Advisors such trading may be detrimental to the interests of the Fund and its long-term shareholders. Market timing strategies may dilute the value of Fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
Prospectus • Davis Financial Portfolio. •

The Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of fund shares. Currently, four round-trip exchanges between Davis Funds are allowed during any twelve month period. To the extent reasonably feasible, the Fund’s market timing procedures apply to all shareholder accounts and neither the Fund nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the Fund’s or a financial intermediary’s market-timing procedures, as applicable.
Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. The Fund receives purchase exchange and redemption orders from insurance companies who maintain omnibus accounts with the Fund. Omnibus account arrangements permit insurance companies to aggregate their clients’ transaction and ownership positions. The Fund’s ability to detect excessive trading practices is limited. The insurance company through which you purchase your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.
Pricing of Shares
The Fund prices its shares based upon the total value of the Fund’s investments. Your account balance may change daily because the share price may change daily. The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.
Valuation of Portfolio Securities
Fund shares are purchased at the net asset value and/or sold at the net asset value next determined after Davis Funds’ transfer agent receives your request to purchase or sell shares in good order.
The Fund’s portfolio securities are valued primarily on the basis of market quotations. However, Davis Funds have adopted procedures for making “fair value” determinations if market quotations are not readily available. The Fund uses fair value prices any time Davis Advisors concludes that reliable market quotations for the Fund’s portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include when the Fund holds illiquid or thinly traded securities and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing of foreign securities when deemed appropriate. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.
Prospectus • Davis Financial Portfolio. •

Some of the Fund’s securities may be traded in markets that close at a different time than when the Fund’s shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time the Fund’s shares are priced may result in the use of fair value pricing, as described above. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund’s foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund’s net asset value. Notwithstanding, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information. The Fund’s portfolio holdings are published and mailed to shareholders twice a year in the Annual and Semi-Annual Reports, which are mailed approximately 60 days after the end of the Fund’s second and fourth fiscal quarters. In addition, the Fund files its portfolio holdings with the SEC four times a year, 60 days after the end of each fiscal quarter.
Mixed and Shared Funding
Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
Prospectus • Davis Financial Portfolio. •

Federal Income Taxes
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers, the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.
`Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the Fund.
Dividends and Distributions
Davis Financial Portfolio generally declares and pays dividends and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Distribution Plans
The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. Currently the Fund does not make, and does not intend to make, any payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund’s assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Fees Paid to Financial Intermediaries
In 2008, Davis Advisors and its affiliates were charged additional fees by the insurance companies listed below. The amount of the fee is negotiated with each insurance company. Such payments were for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by Davis Advisors or its affiliates does not increase the fees paid by the Fund or its shareholders. Insurance companies may be added or deleted at any time.
Allianz Life Insurance Company of New York; Allianz Life Insurance Company of North America; American Skandia Life Assurance Corporation; Annuity Investors Life Insurance Company; Great-West Life & Annuity Insurance Company; The Guardian Insurance & Annuity Company, Inc.; Horace Mann Life Insurance Company; Merrill Lynch Life Insurance Company; Nationwide Financial Services, Inc.; New York Life Insurance and Annuity Corporation; Pruco Life Insurance Company; and Pruco Life Insurance Company of New Jersey; Standard Insurance Company; Transamerica Life Insurance Company (name change from PFL Life Insurance Company).
Prospectus • Davis Financial Portfolio. •

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.
Financial Highlights
The following table is designed to show you the financial performance of Davis Financial Portfolio for the five years ended December 31, 2008, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.
The information has been audited by KPMG LLP. KPMG LLP’s report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.
Prospectus • Davis Financial Portfolio. •

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO
Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.27	$16.29	$13.83	$12.82	$11.66

Income (Loss) from Investment Operations:
Net Investment Income	0.08	0.17	0.09	0.07	0.04
Net Realized and Unrealized Gains (Losses)	(6.76)	(1.12)	2.47	1.00	1.16

Total from Investment Operations	(6.68)	(0.95)	2.56	1.07	1.20

Dividends and Distributions:
Dividends from Net Investment Income	—	(0.17)	(0.09)	(0.06)	(0.04)
Distributions from Realized Gains	(0.47)	(0.90)	(0.01)	—	—

Total Dividends and Distributions	(0.47)	(1.07)	(0.10)	(0.06)	(0.04)

Net Asset Value, End of Period	$7.12	$14.27	$16.29	$13.83	$12.82

Total Return[1]	(46.36)%	(6.05)%	18.50%	8.38%	10.32%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$57,321	$116,725	$155,807	$124,060	$109,274
Ratio of Expenses to Average Net Assets:
Gross	0.88%	0.85%	0.84%	0.85%	0.85%
Net[3]	0.88%	0.85%	0.84%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.73%	0.97%	0.66%	0.52%	0.40%
Portfolio Turnover Rate[2]	16%	17%	9%	21%	6%

1.	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

2.	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3.	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
Prospectus • Davis Financial Portfolio. •

Obtaining Additional Information
Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Statement of Additional Information provides more detailed information about the Fund and its management and operations. The Statement of Additional Information and the Fund’s Annual and Semi-Annual Reports are available, without charge, upon request.
The Fund’s Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.
Where you can get these documents:
•	From your Insurance Company or your Account Representative. Your insurance company or account representative can provide you with copies of these documents.

•	On the Internet. Visit the SEC website (www.sec.gov).

•	From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to <publicinfo@sec.gov>. Reports and other information about the Fund are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-942-8090.
LOGO
Over 40 Years of Reliable Investing™
Investment Company Act File No. 811-9293
Prospectus • Davis Financial Portfolio. •

Davis Real Estate Portfolio
(A Portfolio of Davis Variable Account Fund, Inc.)
May 1, 2009
The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.
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Over 40 Years of Reliable InvestingTM

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
Davis Real Estate Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.
Shares of Davis Real Estate Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

4	Davis Real Estate Portfolio
Investment Objective and Principal Investment Strategies
Principal Risks of Investing in Davis Real Estate Portfolio
Performance Information
Fees and Expenses of Davis Real Estate Portfolio

10	Davis Management
Davis Advisors
The Davis Investment Discipline
Additional Information About Investments
Performance History
Compensation
Investment Professionals

16	Other Information
Disclosure Documents and Not a Contract
Purchase and Redemption of Shares
Right to Reject or Restrict Any Purchase or Exchange Order
Excessive Trading Practices
Pricing of Shares
Valuation of Portfolio Securities
Portfolio Holdings
Mixed and Shared Funding
Federal Income Taxes
Dividends and Distributions
Distribution Plans
Fees Paid to Financial Intermediaries
Financial Highlights

B/C	Obtaining Additional Information

Davis Real Estate Portfolio
Investment Objective and Principal Investment Strategies
Davis Real Estate Portfolio’s investment objective is total return through a combination of growth and income. Davis Selected Advisers, L.P., (“Davis Advisors” or the Adviser”) the Fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in equity, convertible, and debt securities issued by companies principally engaged in the real estate industry. See “The Davis Investment Discipline” in this prospectus.
A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate Portfolio’s real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors’ funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.
The Fund has the flexibility to invest up to 20% of its assets in non-real estate companies. The Fund may invest in companies of any size, invest in companies whose shares may be subject to controversy, invest in foreign securities, and invest in non-equity securities. See “Additional Information About Investments” in this prospectus.
Principal Risks of Investing in Davis Real Estate Portfolio
If you buy shares of Davis Real Estate Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.
Prospectus • Davis Real estate Portfolio. •

•	Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

•	Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.

•	Concentrated real estate portfolio risk. Davis Real Estate Portfolio invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including: (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; or (v) losses from casualty or condemnation.

•	Focused portfolio risk. Davis Real Estate Portfolio is classified as a nondiversified fund and is allowed to focus its investments in fewer companies than a diversified fund. Should the portfolio managers determine that it is prudent to focus the Fund’s portfolio in a few companies, the portfolio may be subject to greater volatility and risk as the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

•	Small- and medium-capitalization risk. Many real estate companies are small- and medium-capitalization companies. Investing in these companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

•	Foreign country risk. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more or less government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s shares will tend to decline.
Prospectus • Davis Real estate Portfolio. •

•	Headline risk. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While we research companies subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover.

•	Selection risk. The securities we select for the Fund may underperform the Wilshire U.S. Real Estate Securities Index or other funds with similar investment objectives and strategies.
The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.
Prospectus • Davis Real estate Portfolio. •

Performance Information
The bar chart and table that follow provide an indication of the risks of investing in Davis Real Estate Portfolio by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare to those of the S&P 500® Index and the Wilshire U.S. Real Estate Securities Index. The S&P 500® Index is a widely recognized, unmanaged index of stock performance. The Wilshire U.S. Real Estate Securities Index is a measure of the performance of publicly traded real estate securities. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Indices mentioned above. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.
Davis Real Estate Portfolio
Calendar Year Total Return

Year	Return
2000	23.33%
2001	5.50%
2002	5.89%
2003	36.79%
2004	33.35%
2005	13.14%
2006	34.37%
2007	(15.48)%
2008	(46.91)%
During the period shown above, the highest quarterly return was 15.41% for the 1st quarter of 2006, and the lowest quarterly return was (42.39)% for the 4th quarter of 2008. Total return for the three months ended March 31, 2009, (not annualized) was (28.97)%.
Prospectus • Davis Real estate Portfolio. •

Davis Real Estate Portfolio Average Annual Total Returns
For the periods ended December 31, 2008

			Life of Fund
	Past 1 Year	Past 5 Years	(July 1, 1999)

Davis Real Estate Portfolio	(46.91)%	(1.88)%	4.57%
Wilshire U.S. Real Estate Securities Index(1)	(39.83)%	0.62%	7.00%
S&P 500® Index(2)	(37.00)%	(2.19)%	(2.72)%

(1)	The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. The Index was formerly named the “Dow Jones Wilshire Real Estate Securities Index.”

(2)	The Standard & Poor’s 500® Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.
Davis Real Estate Portfolio Yield
For the period ended December 31, 2008

30-Day SEC Yield	2.76%
The SEC yield has been adjusted to reflect the estimated return of capital.
You can obtain Davis Real Estate Portfolio’s most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.
Fees and Expenses of Davis Real Estate Portfolio
The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.
Prospectus • Davis Real estate Portfolio. •

Shareholder Fees
Paid directly from your investment

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares	None
Annual Operating Expenses(1)
Deducted from the Fund’s assets

Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses(2)	0.23%

Total Annual Operating Expenses	0.98%

(1)	These expenses reflect operations for the year ended December 31, 2008. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

(2)	Includes custodian fees, transfer agent fees, audit fees, legal fees, directors’ fees and expenses, reports to shareholders, and various other expenses.
Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

If you sell your shares in	1 Year	3 Years	5 Years	10 Years
Davis Real Estate Portfolio	$100	$312	$542	$1,201
Prospectus • Davis Real estate Portfolio. •

Davis Management
Davis Advisors
Davis Selected Advisers, L.P., (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds including Davis Real Estate Portfolio. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.
Davis Selected Advisers-NY, Inc., (“Sub-Adviser”) serves as the sub-adviser for each of the Davis Funds, including Davis Real Estate Portfolio. The Sub-Adviser’s offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The Sub-Adviser’s fee is paid by Davis Advisors, not the Davis Funds.
Every year the Board of Directors considers whether to re-approve the advisory and sub-advisory agreements. The basis for their decision is included in the Fund’s Semi-Annual Report.
The Davis Investment Discipline
Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.
Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.
Prospectus • Davis Real estate Portfolio. •

First Class Management
•	Proven Track Record

•	Significant Alignment of Interest in Business

•	Smart Application of Technology to Improve Business and Lower Costs
Strong Financial Condition and Satisfactory Profitability
•	Strong Balance Sheet

•	Low Cost Structure

•	High Returns on Capital
Strong Competitive Positioning
•	Non-obsolescent Products / Services

•	Dominant or Growing Market Share

•	Global Presence and Brand Names
After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies’ common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company’s stock if the stock’s market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s stock is no longer attractive.
Additional Information About Investments
The Fund’s principal investment strategies and main risks are described in the section entitled “Investment Objective and Principal Investment Strategies.” The Fund’s investment objective is not fundamental policy and may be changed by the Fund’s Board of Directors without a vote of shareholders. The Fund’s prospectus would be amended before any change in investment objective, and shareholders would be promptly notified of the change.
The Fund is not limited to investing in the securities and using the principal investment strategies described earlier in this Prospectus. The Fund may also purchase other kinds of securities, engage in active trading (which would increase portfolio turnover and commission expenses), or employ other investment strategies that are not principal investment strategies if, in Davis Advisors’ professional judgment, the securities, trading or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategies: (i) would be consistent with shareholders’ reasonable expectations; (ii) would assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund’s investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; or (v) would materially
Prospectus • Davis Real estate Portfolio. •

change the Fund’s risk profile as described in the Fund’s prospectus and Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. The Fund may also use short-term investments for temporary defensive purposes. At such times, the Fund will not be pursuing its normal investment objectives or policies. In the event that our investment professionals anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund’s investment objective.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
Prospectus • Davis Real estate Portfolio. •

Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, Davis Advisors does not commit to any specific amount of business with any particular broker-dealer. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds.
Over the last three years the Fund paid the following brokerage commissions:

	For the Year ended December 31,
	2008	2007	2006
Davis Real Estate Portfolio
Brokerage commissions paid:	$24,673	$58,120	$37,235
Brokerage as a percentage of average net assets:	0.07%	0.08%	0.05%
Prospectus • Davis Real estate Portfolio. •

Performance History
Davis Real Estate Portfolio was first offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in a similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of the Fund. The Fund’s performance may be either higher or lower than the following Composite.
The performance history for Davis Real Estate Composite includes all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing the Davis Real Estate Portfolio. Mutual funds and private accounts may also be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applied, might adversely affect the performance results.
The performance history compares the Davis Real Estate Composite on an annualized, asset-weighted basis against the Wilshire U.S. Real Estate Securities Index. Composite performance is presented net of the Fund’s maximum annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2010, after that date, there is no assurance that expenses will be capped. What the Fund’s expense ratio would have been without the expense cap is discussed in the Financial Highlights table. The Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite), weighted for the relative size of each account using beginning-of-period values.
The insurance company’s charges would have lowered the following Composite Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities.
Prospectus • Davis Real estate Portfolio. •

The Following Performance Information for Davis Advisors Does Not
Represent the Performance of Davis Real Estate Portfolio.
Davis Real Estate Composite Returns
For the periods ended December 31, 2008

			Past 10	Since April 1,
	Past 1 Year	Past 5 Years	Years	1994

Davis Real Estate Composite	(44.76)%	(1.36)%	5.40%	7.62%
Wilshire U.S. Real Estate Securities Index	(39.83)%	0.62%	7.33%	7.98%
As of December 31, 2008, the Davis Real Estate Composite included 7 accounts with aggregate assets of approximately $1.2 billion.
Compensation
Davis Advisors’ compensation from the Fund for its services (based on average net assets) for the year ended December 31, 2008, was as follows:

Davis Real Estate Portfolio	0.75%
Every year the Board of Directors considers whether to re-approve the advisory and sub-advisory agreements. The basis for their decision is included in the Fund’s Semi-Annual Report.
Investment Professionals
Andrew A. Davis has served as Portfolio Manager of Davis Real Estate Portfolio since its inception on July 1, 1999, and also manages other Davis equity funds. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since January 1994.
Chandler Spears has served as Portfolio Manager of Davis Real Estate Portfolio since May 1, 2003, and also manages other Davis equity funds. Mr. Spears joined Davis Advisors in November 2000 as a real estate securities analyst.
In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ research analysts, subject to review by the Fund’s Portfolio Managers.
The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ investments in the Fund.
Prospectus • Davis Real estate Portfolio. •

Other Information
Disclosure Documents and Not a Contract
The Fund’s prospectus, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents are disclosure documents and not contracts. These documents will be updated and amended from time to time to reflect changing laws, rules, and operations. An investor’s rights as a shareholder in the Fund are governed by the most current documents as they are updated and amended from time to time.
Purchase and Redemption of Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.
Right to Reject or Restrict Any Purchases or Exchange Order
Purchases and exchanges should be made primarily for investment purposes. The Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described in the next paragraph, almost all of the Fund’s shareholders invest in the Fund through omnibus accounts maintained by insurance companies. We request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund will be successful in curbing abusive short-term transactions.
Excessive Trading Practices
The Fund discourages short-term or excessive trading, often referred to as “market timing,” and intends to seek to restrict or reject such trading, or take other action, if in the judgment of Davis Advisors such trading may be detrimental to the interests of the Fund and its long-term shareholders. Market timing strategies may dilute the value of Fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
Prospectus • Davis Real estate Portfolio. •

The Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of fund shares. Currently, four round-trip exchanges between Davis Funds are allowed during any twelve month period. To the extent reasonably feasible, the Fund’s market timing procedures apply to all shareholder accounts and neither the Fund nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the Fund’s or a financial intermediary’s market-timing procedures, as applicable.
Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. The Fund receives purchase exchange and redemption orders from insurance companies who maintain omnibus accounts with the Fund. Omnibus account arrangements permit insurance companies to aggregate their clients’ transaction and ownership positions. The Fund’s ability to detect excessive trading practices is limited. The insurance company through which you purchase your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.
Pricing of Shares
The Fund prices its shares based upon the total value of the Fund’s investments. Your account balance may change daily because the share price may change daily. The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.
Valuation of Portfolio Securities
Fund shares are purchased at the net asset value and/or sold at the net asset value next determined after Davis Funds’ transfer agent receives your request to purchase or sell shares in good order.
The Fund’s portfolio securities are valued primarily on the basis of market quotations. However, Davis Funds have adopted procedures for making “fair value” determinations if market quotations are not readily available. The Fund uses fair value prices any time Davis Advisors concludes that reliable market quotations for the Fund’s portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include when the Fund holds illiquid or thinly traded securities and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing of foreign securities when deemed appropriate. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.
Prospectus • Davis Real estate Portfolio. •

Some of the Fund’s securities may be traded in markets that close at a different time than when the Fund’s shares are priced. Events affecting portfolio values that occur after the time that such markets close, and the time the Fund’s shares are priced, may result in the use of fair value pricing, as described above. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund’s foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund’s net asset value. Notwithstanding, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information. The Fund’s portfolio holdings are published and mailed to shareholders twice a year in the Annual and Semi-Annual Reports, which are mailed approximately 60 days after the end of the Fund’s second and fourth fiscal quarters. In addition, the Fund files its portfolio holdings with the SEC four times a year, 60 days after the end of each fiscal quarter.
Mixed and Shared Funding
Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
Prospectus • Davis Real estate Portfolio. •

Federal Income Taxes
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers, the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.
Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the Fund.
Dividends and Distributions
Davis Real Estate Portfolio generally declares and pays dividends quarterly and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Distribution Plans
The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. Currently the Fund does not make, and does not intend to make, any payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund’s assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Fees Paid to Financial Intermediaries
In 2008, Davis Advisors and its affiliates were charged additional fees by the insurance companies listed below. The amount of the fee is negotiated with each insurance company. Such payments were for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by Davis Advisors or its affiliates does not increase the fees paid by the Fund or its shareholders. Insurance companies may be added or deleted at any time.
Allianz Life Insurance Company of New York; Allianz Life Insurance Company of North America; American Skandia Life Assurance Corporation; Annuity Investors Life Insurance Company; Great-West Life & Annuity Insurance Company; The Guardian Insurance & Annuity Company, Inc.; Horace Mann Life Insurance Company; Merrill Lynch Life Insurance Company; Nationwide Financial Services, Inc.; New York Life Insurance and Annuity Corporation; Pruco Life Insurance Company; and Pruco Life Insurance Company of New Jersey; Standard Insurance Company; Transamerica Life Insurance Company (name change from PFL Life Insurance Company).
Prospectus • Davis Real estate Portfolio. •

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.
Financial Highlights
The following table is designed to show you the financial performance of Davis Real Estate Portfolio for the five years ended December 31, 2008, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.
The information has been audited by KPMG LLP. KPMG LLP’s report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.
Prospectus • Davis Real estate Portfolio. •

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO
Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.45	$20.43	$17.33	$16.80	$13.47

Income (Loss) from Investment Operations:
Net Investment Income	0.19	0.42)	0.34	0.30	0.34
Net Realized and Unrealized Gains (Losses)	(5.50)	(3.40)	5.58	1.86	4.07

Total from Investment Operations	(5.31)	(2.98)	5.92	2.16	4.41

Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.64)	(0.60)	(0.54)	(0.48)
Distributions from Realized Gains	(0.11)	(5.36)	(2.22)	(1.09)	(0.60)
Return of Capital	(0.01)	—	—	—	—

Total Dividends and Distributions	(0.34)	(6.00)	(2.82)	(1.63)	(1.08)

Net Asset Value, End of Period	$5.80	$11.45	$20.43	$17.33	$16.80

Total Return[1]	(46.91)%	(15.48)%	34.37%	13.14%	33.35%
Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$19,331	$49,548	$89,738	$64,556	$58,279
Ratio of Expenses to Average Net Assets:
Gross	0.98%	0.88%	0.86%	0.87%	0.89%
Net[3]	0.98%	0.87%	0.86%	0.87%	0.89%
Ratio of Net Investment Income to Average Net Assets	1.84%	1.92%	1.63%	1.71%	2.30%
Portfolio Turnover Rate[2]	41%	49%	38%	28%	32%

1.	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

2.	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3.	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
Prospectus • Davis Real estate Portfolio. •

Obtaining Additional Information
Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Statement of Additional Information provides more detailed information about the Fund and its management and operations. The Statement of Additional Information and the Fund’s Annual and Semi-Annual Reports are available, without charge, upon request.
The Fund’s Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.
Where you can get these documents:
•	From your Insurance Company or your Account Representative. Your insurance company or account representative can provide you with copies of these documents.

•	On the Internet. Visit the SEC website (www.sec.gov).

•	From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to <publicinfo@sec.gov>. Reports and other information about the Fund are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-942-8090.

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“Over 40 Years of Reliable Investing™”
Investment Company Act File No. 811-9293
Prospectus • Davis Real estate Portfolio. •

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2009
DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO
Each an Authorized Series of
Davis Variable Account Fund, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-800-279-0279
Davis Value Portfolio, Davis Financial Portfolio, Davis Real Estate Portfolio (“Funds”) are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for each Fund dated May 1, 2009. This Statement of Additional Information incorporates the prospectuses by reference. The prospectuses may be obtained from insurance companies investing in the Funds.
The Funds’ most recent Annual Report and Semi-Annual Report to Shareholders are separate documents that are available on request and without charge from insurance companies investing in the Funds. The Annual Report, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference in this Statement of Additional Information.

Section I: Investment Strategies, Risks and Restrictions
This Statement of Additional Information should be read in conjunction with the prospectuses for Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (each a “Fund” and jointly the “Funds”). This Statement of Additional Information supplements the information available in the prospectuses.
Additional Information About The Funds’
Investment Strategies And Risks
The Adviser and Sub-Adviser. The Funds are managed by Davis Selected Advisers, L.P. (the “Adviser”) and Davis Selected Advisers – NY, Inc. (the “Sub-Adviser”).
Principal Investment Strategies and Additional Investment Strategies. The investment objectives, principal investment strategies and the main risks of each Fund are described in the Funds’ prospectuses. The Funds are not limited to just investing in the securities and using the principal investment strategies described in the prospectuses. The Funds may invest in other securities and use additional investment strategies if, in the Adviser’s professional judgment, the securities or investment strategies are appropriate. Factors which the Adviser considers include whether purchasing such securities or using such strategies: (i) would be consistent with shareholders’ reasonable expectations; (ii) may assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund’s investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; or (v) would materially change the Fund’s risk profile as described in the Fund’s prospectuses and Statement of Additional Information, as amended from time to time. This section of the Statement of Additional Information contains supplemental information about the Funds’ principal investment strategies and also describes additional investment strategies that the Adviser may use to try to achieve the Funds’ objectives. The composition of the Funds’ portfolios and the strategies that the Adviser may use to try to achieve the Funds’ investment objectives may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether a Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.
In 2008 and 2009 the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situations is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to prefect the duration these events.
There is no assurance that the Funds will achieve their investment objectives. An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged. The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds’ prospectuses would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.
In the discussions that follow, “Fund” applies equally to Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio, unless the context indicates otherwise.
Equity Securities. Equity securities represent ownership positions in companies. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

Davis Variable Account Fund, Inc., Statement of Additional Information 3

Rights and Warrants. Rights and warrants are forms of equity securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Initial Public Offerings (“IPOs”). An IPO is the initial public offering of securities of a particular company. IPOs in which the Funds invest can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for short periods of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.
Small- and Mid-Capitalization Companies. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Financial Services Sector. The equity funds may, from time to time, invest a significant portion of their assets in the financial services sector, if the Adviser believes that such investments are (a) consistent with the Fund’s investment strategy; (b) may contribute to the Fund achieving its investment objectives, and (c) will not cause the Fund to violate any of its investment restrictions.
A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability

Davis Variable Account Fund, Inc., Statement of Additional Information 4

of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are all subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Other Considerations. Regulations of the Securities and Exchange Commission (“SEC”) impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, each Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. Each Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.
Real Estate Securities, Including REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund do not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns.
Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants, increases in interest rates, and access to the credit markets.

Davis Variable Account Fund, Inc., Statement of Additional Information 5

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 (“1940 Act”). Changes in interest rates also may affect the value of the debt securities in the Fund’s portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.
Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled “Bonds and Other Debt Securities” and “High-Yield, High-Risk Debt Securities.”
Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Fixed-income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Foreign Securities. Equity and fixed income securities are issued by both domestic and foreign companies. Sometimes a company may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given company. Factors which the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company’s securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company’s revenues or profits; and (4) the location of the majority of the company’s assets. The Adviser generally follows the

Davis Variable Account Fund, Inc., Statement of Additional Information 6

country classification indicated by a third party service provider but may use a different country classification if the Adviser’s analysis of the four factors indicates that a different country classification is more appropriate.
Foreign securities include, but are not limited to, equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities.
ADRs are receipts issued by American bank or trust companies evidencing ownership of underlying securities issued by foreign issuers, and GDRs are bank receipts issued in more than one country evidencing ownership of underlying securities issued by foreign issuers. ADRs and GDRs may be “sponsored” or “unsponsored.” In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders of the ADRs or GDRs.
To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, its operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their values will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the economy of the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Funds may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.
Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income, and are typically “growth” or “start-up” companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.
Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes efforts to ensure compliance with federal tax reporting of these investments, however, there can be no guarantee that the Fund’s efforts will always be successful.

Davis Variable Account Fund, Inc., Statement of Additional Information 7

Special Risks of Emerging Markets. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at acceptable prices and their prices may be more volatile than those of securities of companies in more developed markets. There may be little liquidity in the securities markets of emerging market countries, and settlements of trades in those countries may be subject to delays which means that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging market countries are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions that may be imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges, as well as less developed legal and accounting systems.
Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund’s investment strategies, may contribute to the achievement of the Fund’s investment objective and will not violate any of the Fund’s investment restrictions. The U.S. Government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.
Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled “High-Yield, High-Risk Debt Securities.”
Bonds and other debt securities generally are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
U.S. Government Securities. U.S. Government securities are debt securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. There are two basic types of U.S. Government securities: (1) direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government, which include the Federal Farm Credit System (“FFCS”), Student Loan Marketing Association (“SLMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Home Loan Banks (“FHLB”), Federal National Mortgage Association (“FNMA”) and Government National Mortgage Association (“GNMA”). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.
U.S. Government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA

Davis Variable Account Fund, Inc., Statement of Additional Information 8

certificates are characterized as “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of such certificates.
As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entitles, the U.S. Department of Treasury, through a securities lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.
Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.
A collateralized mortgage obligation (“CMO”) is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or corporate debt obligations. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.
Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund’s ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to “maturity extension risk,” which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Davis Variable Account Fund, Inc., Statement of Additional Information 9

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayment on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is grated in the case of more highly subordinate securities.
The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund’s portfolio. Generally when the level of interest rates rise, the value of the Fund’s investment in U.S. Government securities is likely to decline and, when the level of interest rates decline, the value of the Fund’s investment in U.S. Government securities is likely to rise.
The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund’s current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund’s potential income and capital gain will be reduced or its potential loss will be increased.
High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which the equity Funds may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service (“Moody’s”) or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody’s are referred to in the financial community as “junk bonds” and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody’s as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A titled “Quality Ratings of Debt Securities.” The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.
While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and

Davis Variable Account Fund, Inc., Statement of Additional Information 10

the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.
The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund’s net asset value will be adversely affected.
The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.
Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.
Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

Davis Variable Account Fund, Inc., Statement of Additional Information 11

Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules thereunder.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
Borrowing. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund’s assets and potentially exposing the Fund to leveraged losses.
Lending Portfolio Securities. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.
Lending activities are strictly limited as described in the section titled “Investment Restrictions.” Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.

Davis Variable Account Fund, Inc., Statement of Additional Information 12

When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder’s, custodian and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.
Headline Risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While we research companies subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover.
Short Sales. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting “long position” (an economically equivalent security which is owned) or establish a “Segregated Account” as described in this Statement of Additional Information.
The Fund also may make short sales “against-the-box,” in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which results in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.
The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
Restricted and Illiquid Securities. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund’s policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund’s net assets would then be illiquid.
The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund’s Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund’s policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is

Davis Variable Account Fund, Inc., Statement of Additional Information 13

determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a “when-issued” basis and can purchase or sell securities on a “delayed-delivery” basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.
When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.
The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.
When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.
Segregated Accounts. A number of the Fund’s investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a “senior security” as that term is defined in the 1940 Act, the Fund will either: (i) own an off-setting position in securities, options or futures positions; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund’s books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with qualifying securities and the value of the account is maintained.
A segregated account is not required when the Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account. The Fund may also use other SEC approved methods to reduce or eliminate the leveraged aspects of senior securities.

Davis Variable Account Fund, Inc., Statement of Additional Information 14

Derivatives. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. The Adviser and the Fund have claimed exclusions from the definition of the term “commodity pool operator” under the Commodities Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodities Exchange Act. Some derivative investments the Fund can use are the instruments described below.
Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:
•	sell futures contracts;

•	buy puts on such futures or on securities; or

•	write covered calls on securities or futures.
The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
•	buy futures;

•	buy calls on such futures or on securities; or

•	sell puts on such futures or on securities.
The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.
Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices (“stock index futures”), (2) debt securities (these are referred to as “interest rate futures”), (3) other broad-based securities indices (these are referred to as “financial futures”), (4) foreign currencies (these are referred to as “forward contracts”), or (5) commodities (these are referred to as “commodity futures”).
A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an off-setting contract.
An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an off-setting contract to close out the position.

Davis Variable Account Fund, Inc., Statement of Additional Information 15

On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.
Put and Call Options. The Fund can buy and sell (and sell short) certain kinds of put options (“puts”) and call options (“calls”). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.
Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund’s books to enable the Fund to satisfy its obligations if the call is exercised.
When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.
When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.
The Fund’s custodian bank, or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.
When the Fund writes an over-the-counter (“OTC”) option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on

Davis Variable Account Fund, Inc., Statement of Additional Information 16

lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.
The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund’s books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund’s hedging policies.
Writing Put Options. The Fund can write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.
If the Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.
When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.
As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.
The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.
Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and

Davis Variable Account Fund, Inc., Statement of Additional Information 17

the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.
The Fund can buy puts regardless of whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.
When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.
Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.
Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.
The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign

Davis Variable Account Fund, Inc., Statement of Additional Information 18

currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a “cross hedge.”
The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.
The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.
The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.
At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an off-setting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and off-setting contracts.
The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Davis Variable Account Fund, Inc., Statement of Additional Information 19

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.
Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.
Debt Exchangeable for Common Stock of an Issuer or “Equity-Linked Debt Securities” of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the Adviser expected.
Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.
Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.
The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as “aggregation.”
Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of

Davis Variable Account Fund, Inc., Statement of Additional Information 20

foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.
A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities (“position hedge”). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount (“cross hedge”). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.
The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies (“currency futures contracts”) and may purchase and write put and call options to buy or sell currency futures contracts. A “sale” of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A “purchase” of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency

Davis Variable Account Fund, Inc., Statement of Additional Information 21

futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.
The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.
The Fund’s ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that: (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund’s ability to engage in currency hedging transactions may be limited by tax considerations.
Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return or may compound its losses. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.
The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.
If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.
An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience a loss if it could not close out a position because of an illiquid market for the future or option.

Davis Variable Account Fund, Inc., Statement of Additional Information 22

There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.
The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so, the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.
Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the “CFTC”). In particular, the Fund is exempted from registration with the CFTC as a “commodity pool operator” if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund’s assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund’s net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.
Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Davis Variable Account Fund, Inc., Statement of Additional Information 23

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.
Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as “Section 1256 contracts” under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market,” and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.
Certain forward contracts the Fund enters into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.
Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.
Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.
Portfolio Transactions
The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Funds’ Board of Directors. Following is a summary of the Adviser’s trading policies, which are, described in Part II of its Form ADV. The Adviser is a discretionary investment adviser. Accordingly, the Adviser determines the securities and quantities to be bought and sold for each client’s account.
Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary

Davis Variable Account Fund, Inc., Statement of Additional Information 24

depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.
Cross Trades. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.
Investment Allocations. The Adviser considers many factors when allocating securities among its clients, including the Fund, including but not limited to the client’s investment style, applicable restrictions, availability of securities, available cash and existing holdings. The Adviser employs several investment professionals, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the investment professional performing the research may receive priority allocations of limited investment opportunities that are in short supply, including IPOs.
Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client’s investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example, (i) large cap value clients are unlikely to participate in initial public offerings of small-capitalization companies, (ii) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursing long-term buy-and-hold strategies, (iii) minimum block sizes may be optimal for liquidity which may limit the participation of smaller accounts; (iv) it is sometimes impractical for some custodians to deal with securities which are difficult to settle; and (v) private accounts and managed money/wrap accounts generally do not participate in purchases of foreign securities.
The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.
The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected Funds, and Clipper Fund), but do not invest their own capital in every client’s account. The majority of the Adviser’s clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account, (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies, (iii) price and timing differences when buying or selling securities, and (iv) the clients’ own different investment restrictions. The Adviser’s trading policies are designed to minimize possible conflicts of interest in trading for its clients.
Davis Variable Account Fund, Inc., Statement of Additional Information 25

Limitations on Aggregate Investments in a Single Company. Pursuant to certain provisions in federal and state laws, as well as in company documents (sometimes referred to as “poison pills”) the percentage of a company’s outstanding shares which may be purchased or owned by the Adviser’s clients may be limited. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these securities for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.
Order Priority. The Adviser’s trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser’s trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.
The Adviser’s trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from “bidding against itself” on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts, one sponsor at a time. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by this trade rotation, and the compliance department monitors execution quality. However, there can be no assurance that best execution will in fact be achieved in any given transaction.
Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser’s large cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.
Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible investment professional) requests such delay due to market conditions in the security to be purchased or sold; and (iii) the execution of orders which are to be bunched or aggregated.
Aggregated Trades. Generally, the Adviser’s equity investment professionals communicate investment decisions to a centralized equity trading desk, while fixed income investment professionals normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser’s clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser’s other client trades.
In general, all of the Adviser’s clients (excluding clients who are directing brokerage and managed account /wrap programs) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.
Davis Variable Account Fund, Inc., Statement of Additional Information 26

In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.
In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser’s reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor’s participating clients on a random basis that is anticipated to be equitable over time.
Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seek to place a client’s account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client’s account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.
Research Paid For With Commissions (“Soft Dollars”). The Adviser does not use client commissions, or “soft dollars”, to pay for: (i) computer hardware or software; or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii) third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.
The Adviser’s investment professionals may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides (i) important information concerning a company, (ii) introductions to key company officers, (iii) industry and company conferences, and (iv) other value added research services.
The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.
Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.
Davis Variable Account Fund, Inc., Statement of Additional Information 27

Portfolio Turnover. Because the Fund’s portfolios are managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times, it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.
When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objectives. Active trading may include participation in IPOs. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.
Portfolio Commissions
The Funds paid the following brokerage commissions:

	2008	2007	2006
Davis Value Portfolio
Brokerage commissions paid:	$201,857	$156,917	$164,357
Amount paid to brokers providing research:	None	None	None
Amount Paid to Brokers providing services to the Funds:	None	None	None

Davis Financial Portfolio
Brokerage commissions paid:	$29,894	$32,188	$14,567
Amount paid to brokers providing research:	None	None	None
Amount Paid to Broker providing services to the Funds:	None	1%	None

Davis Real Estate Portfolio
Brokerage commissions paid:	$24,673	$58,120	$37,235
Amount paid to brokers providing research:	None	None	None
Amount Paid to Brokers providing services to the Funds:	None	None	1%
Investments in Certain Broker-Dealers. As of December 31, 2008, the Funds owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Funds’ regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from the Funds’ portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of fund shares during the most recent fiscal year. The most recent year ended December 31, 2008:

Fund	Broker-dealer	$ Value
Davis Value Portfolio	Citigroup Inc.	$723,626
Davis Value Portfolio	Goldman Sachs Group, Inc.	$1,142,641
Davis Value Portfolio	JPMorgan Chase & Co.	$13,676,705
Davis Value Portfolio	Merrill Lynch & Co.	$1,442,464
Davis Value Portfolio	Morgan Stanley	$263,858
Davis Variable Account Fund, Inc., Statement of Additional Information 28

Fund	Broker-dealer	$ Value
Davis Financial Portfolio	Goldman Sachs Group, Inc.	$1,436,318
Davis Financial Portfolio	Merrill Lynch & Co.	$196,192
Investment Restrictions
The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectuses and this Statement of Additional Information.
The Funds have adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval. Where necessary, an explanation following a fundamental policy describes the Funds’ practices with respect to that policy, as permitted by governing rules, regulations, and interpretations. If the governing rules, regulations, and/or interpretations change, the Funds’ investment practices may change without a shareholder vote.
The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company.
Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.
(1)	Diversification (Davis Value Portfolio and Davis Financial Portfolio). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Diversification (Davis Real Estate Portfolio). The Fund is not required to diversify its investments.
Further Explanation of Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund’s total assets must be represented by: cash and cash items; U.S. Government securities; securities of other regulated investment companies; and “other securities.” For this purpose, “other securities” does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund’s total assets or more than 10% of the issuer’s outstanding voting securities.
(2)	Concentration (Davis Value Portfolio). The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Davis Variable Account Fund, Inc., Statement of Additional Information 29

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
Concentration (Davis Financial Portfolio). The Fund concentrates its investments in the financial services industry.
Further Explanation of Concentration Policy. Financial services are a “sector” composed of a number of “industries”, examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the financial services group of industries which together makeup the financial services sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.
A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of the company’s assets, or if at least 50% of the company’s revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
Concentration (Davis Real Estate Portfolio). The Fund concentrates its investments in real estate securities.
Further Explanation of Concentration Policy. Real estate is a “sector” composed of a number of “industries”, examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the real estate group of industries which together makeup the real estate sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies principally engaged in the real estate industry.
Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.
The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
Further Explanation of Concentration Policies (for all Davis Variable Account Funds). The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund generally uses Global Industry Classification Standard (“GICS”) as developed by Morgan Stanley Capital International and Standard & Poor’s Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Fund generally classifies companies at the “industry group” or “industry” level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-
Davis Variable Account Fund, Inc., Statement of Additional Information 30

industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the “Insurance” industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company in to an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.
(3)	Issuing Senior Securities (All Funds). The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.
(4)	Borrowing (All Funds). The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.
(5) Underwriting (All Funds). The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.
(6)	Investments in Commodities and Real Estate (All Funds). The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectuses and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.
(7)	Making Loans (All Funds). The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund’s custodian, and similar actions are not deemed to be the making of a loan.
To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income
Davis Variable Account Fund, Inc., Statement of Additional Information 31

accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
Non-Fundamental Investment Policies
The Funds have adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Funds’ Board of Directors without the approval of the Funds’ shareholders.
1.	Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities.

2.	High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund’s net assets to be invested in such lower-rated securities.

3.	Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund’s total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund’s total assets. For additional information concerning option strategies and their risks, see the section entitled “Derivatives.”

4.	Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund’s total assets. For additional information concerning futures contracts and their risks, see the section entitled “Derivatives.”

5.	Borrowing. The Fund will not borrow in excess of 35% of net assets. The Board of Directors will be notified in the event borrowings exceed 10% of the Fund’s total assets.

6.	Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

7.	Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

8.	Name Policy (Davis Financial Portfolio and Davis Real Estate Portfolio). Under normal circumstances Davis Financial Portfolio invests at least 80% of net assets plus any borrowing for investment purposes in securities issued by companies in the financial services sector, and Davis Real Estate Portfolio invests at least 80% of net assets plus any borrowing for investment purposes in securities issued by companies in the real estate sector.

Davis Financial Portfolio and Davis Real Estate Portfolio will comply with the Name Policy as of the time an investment is made. If at some point a Fund no longer meets the 80% test (e.g. due to market value changes), it would not be required to sell assets, although any future investments would need to be made in a manner that tends to bring the Fund back into compliance. In addition, because the 80% test applies under “normal circumstances,” a Fund could depart from the 80% requirement to take temporary defensive positions or due to other unusual evens (e.g. large in-flows or redemptions).
Davis Variable Account Fund, Inc., Statement of Additional Information 32

Davis Financial Portfolio and Davis Real Estate Portfolio will provide the Fund’s shareholders with at least 60 days’ prior notice before changing their Name Policies such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in financial companies or real estate companies, respectively.
State-Imposed-Investment Limitations. In order to enable California investors to allocate variable annuity or variable life insurance contract values to one or more of the Funds, the Funds have committed to comply with the following guidelines: (i) the borrowing limits for any Fund are (a) 10% of net asset value when borrowing for any general purpose, and (b) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions (for purposes of this clause, the net asset value of a Fund is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken); and (ii) if a Fund invests in foreign companies, the foreign country diversification guidelines to be followed by the Fund are as follows:
(a)	The Fund will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund’s net asset value, to three when less than 60% of such value, to two when less than 40% and to one when less than 20%.

(b)	Except as set forth in items (c) and (d) below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

(c)	The Fund may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

(d)	The Fund’s investments in United States issuers are not subject to the foreign country diversification guidelines.
State insurance laws and regulations may impose additional limitations on lending securities and the use of options, futures and other derivative instruments.
Section II: Key Persons
This Statement of Additional Information should be read in conjunction with the prospectuses. This Statement of Additional Information supplements the information available in the prospectuses.
Organization Of The Funds
Davis Variable Account Fund, Inc. Davis Variable Account Fund, Inc. is an open-end, diversified management investment company incorporated in Maryland in 1999 and registered under the 1940 Act. Davis Variable Account Fund, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis Variable Account Fund, Inc., currently offers three series: Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio (a “Fund” or the “Funds”).
Sold Exclusively to Insurance Companies, Potential Conflicts. Davis Variable Account Fund Inc.’s shares are not offered directly to the public, but are sold exclusively to insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies. Differences in tax treatment or other considerations may cause the interests of various shareholders investing through the Participating Insurance Companies participating in the Funds to conflict with one another. The Board will monitor the Funds for any material conflicts and determine what action, if any, should be taken.
Davis Variable Account Fund, Inc., Statement of Additional Information 33

Fund Shares. While they have not done so at this time, the Funds may issue shares in different classes. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of the Funds’ shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share.
For some issues, such as the election of directors, all of Davis Variable Account Fund, Inc.’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.
In accordance with Maryland law and Davis Variable Account Fund, Inc.’s bylaws, Davis Variable Account Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. Davis Variable Account Fund, Inc. will provide assistance in calling and holding such special meetings to the extent required by Maryland statutes or SEC rules and regulations then in effect.
Directors And Officers
Each of the directors and officers holds identical offices with each of the Davis Funds (three registrants, a total of 13 separate series): Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. As indicated below, certain directors and officers also may hold similar positions with Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the “Selected Funds”), and Clipper Fund, Inc., mutual funds that are managed by the Adviser.
The Board of Directors supervises the business and management of the Davis Funds. The Board approves all significant agreements between the Davis Funds and those companies that furnish services to the Davis Funds. Information about the Directors, including their business addresses, ages, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.
Directors
For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is: 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).
Davis Variable Account Fund, Inc., Statement of Additional Information 34

		Term of		No. of portfolios
	Position(s)	office and		in Fund complex
Name	held with	length of	Principal occupation(s)	overseen
(birth date)	Funds	time served	during past five years	by director

Independent Directors:

Marc Blum (09/09/42)	Director	Since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13

Other directorships for public companies currently serving: Director, Legg Mason Investment Counsel & Trust Company, N.A. (asset management company); Rodney Trust Company (Delaware).

John Gates, Jr. (08/02/53)	Director	Since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (from 2006 to present); co-founder of CenterPoint Properties Trust (REIT) and was co-chairman and CEO for 22 years (until 2006).	13

Other directorships for public companies currently serving: Director, DCT Industrial Trust (a REIT).

Thomas Gayner (12/16/61)	Director	Since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (an insurance company).	13

Other directorships for public companies currently serving: Director, Washington Post Company (a publishing company); Director, Colfax Corporation (engineering and manufacture of pumps and fluid handling equipment); Director, First Market Bank.

G. Bernard Hamilton (03/18/37)	Director	Since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13

Other directorships for public companies currently serving: None

Samuel Iapalucci (07/19/52)	Director	Since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-Hill, Ltd., (engineering).	13

Other directorships for public companies currently serving: None

Davis Variable Account Fund, Inc., Statement of Additional Information 35

		Term of		No. of portfolios
	Position(s)	office and		in Fund complex
Name	held with	length of	Principal occupation(s)	overseen
(birth date)	Funds	time served	during past five years	by director

Robert Morgenthau (03/22/57)	Director	Since 2002	Chairman, NorthRoad Capital Management LLC (an investment management firm) since June 2002.	13

Other directorships for public companies currently serving: None

Christian Sonne (05/06/36)	Director	Since 1990	General Partner of Tuxedo Park Associates (land holding and development firm).	13

Other directorships for public companies currently serving: None

Marsha Williams (03/28/51)	Director	Since 1999	Senior Vice President and Chief Financial Officer of Orbitz Worldwide, Inc. (travel service provider) from 2007 to present; and former Executive Vice President and Chief Financial Officer of Equity Office Properties Trust (a real estate investment trust) from 2002 through 2007.	13

Other directorships for public companies currently serving: Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services)..

Davis Variable Account Fund, Inc., Statement of Additional Information 36

		Term of		No. of portfolios
	Position(s)	office and		in Fund complex
Name	held with	length of	Principal occupation(s)	overseen
(birth date)	Funds	time served	during past five years	by director

Inside Directors*:

Jeremy Biggs (8/16/35)	Director/ Chairman	Since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005) all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13

Other directorships for public companies currently serving: None

Christopher Davis (7/13/65)	Director	Davis Funds director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman of Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	10

Other directorships for public companies currently serving: Director of seven of the Davis Funds since 1997; Director of the Selected Funds (consisting of 3 portfolios) since 1998. Director, Washington Post Company (a publishing company).

*	Jeremy Biggs and Christopher Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
Davis Variable Account Fund, Inc., Statement of Additional Information 37

Independent Directors’ Compensation
During the fiscal year ended December 31, 2008, the compensation paid to the Directors who are not considered to be interested persons of the Funds is listed in the table below. Inside Directors are not compensated by the Funds.

				Total
				Davis
	Davis	Davis	Davis	Variable
	Value	Financial	Real Estate	Account	Total Complex
Name	Portfolio	Portfolio	Portfolio	Funds, Inc.[1]	Compensation[2]

Independent Directors
Marc Blum	$12,931	$2,193	$876	$16,000	$125,000
John Gates	$12,926	$2,184	$890	$16,000	$125,000
Thomas Gayner	$12,926	$2,184	$890	$16,000	$125,000
Jerry Geist[3]	$12,931	$2,193	$876	$16,000	$125,000
G. Bernard Hamilton	$12,926	$2,184	$890	$16,000	$125,000
Samuel Iapalucci	$12,926	$2,184	$890	$16,000	$125,000
Robert Morgenthau	$12,926	$2,184	$890	$16,000	$125,000
Christian Sonne	$12,926	$2,184	$890	$16,000	$125,000
Marsha Williams	$13,314	$2,250	$916	$16,480	$199,350

Directors Emeritus
D.James Guzy [3]	$6,463	$1,092	$445	$8,000	$62,500
Theodore Smith, Jr.[3]	$5,178	$874	$348	$6,400	$50,000

1.	“Aggregate Fund compensation” is the aggregate compensation paid for service as a director by all series of Davis Variable Account Fund, Inc.

2.	“Total complex compensation” is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

3.	Mr. Guzy and Mr. Smith retired in December 2006, and served as Directors Emeritus until December 2008. Mr. Geist retired in December 2008 and may serve as a Director Emeritus until 2010.
Officers
All Davis Funds officers (including some Inside Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (Adviser), Davis Selected Advisers – NY, Inc. (sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds’ officers serves for one year and until his or her successor is chosen and qualified.
Christopher Davis (born 7/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.
Andrew Davis (born 6/25/63, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.
Davis Variable Account Fund, Inc., Statement of Additional Information 38

Kenneth Eich (born 8/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Douglas Haines (born 3/4/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Sharra Haynes (born 9/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Thomas Tays (born 3/7/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Arthur Don (born 9/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Partner, Seyfarth Shaw LLP (a law firm); counsel to the Independent Directors and the Davis Funds.
Standing Committees Of The Board Of Directors
Audit Committee. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel Iapalucci; Robert Morgenthau; and Christian Sonne). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during 2008.
The Board of Directors has determined that Marsha Williams is the Davis Funds’ independent audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the 1940 Act. In their deliberations the Board of Directors considered Ms. Williams’ (i) professional experience, (ii) independence as defined in Item 3 of Form N-CSR, and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Thomas Gayner, Chair; Marc Blum; G. Bernard Hamilton; and Christian Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each Director serves until his or her retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74). After formal retirement Directors may serve an additional two years in emeritus status, attend board functions, and receive up to one-half the current compensation of Directors. The Nominating Committee met four times during 2008. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also serves as the Lead Independent Director (The Lead Independent Director: (a) presides over board meetings in the absence of the Chairman of the Board; (b) presides over executive sessions of the Independent Directors of the Funds,
Davis Variable Account Fund, Inc., Statement of Additional Information 39

in addition to presiding over meetings of the committee; (c) participates with the officers, Chairman of the Board and counsel in the preparation of agendas and materials for Board meetings; (d) facilitates communication between the Independent Directors and management, and among the Independent Directors; and (e) has such other responsibilities as the Board or Independent Directors shall determine.) The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a Director, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee seeks in a candidate depends upon the Board of Directors’ needs at the time a vacancy occurs. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Brokerage Committee. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (G. Bernard Hamilton, Chair; Thomas Gayner, and John Gates), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during 2008. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.
Pricing Committee. The Davis Funds have a Pricing Committee (Marc Blum, Chair, Independent Director, Kenneth Eich; an officer of the Fund, and Douglas Haines, an officer of the Fund) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 50 times during 2008. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund’s portfolio securities.
Directors’ Fund Holdings
Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts, therefore the directors may not invest directly in the Funds. As of December 31, 2008, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

Davis Value Portfolio
	Davis Financial Portfolio	Total Invested
Name	Davis Real Estate Portfolio	in All Funds[2]

Independent Directors:
Marc P. Blum	None	over $100,000
John Gates	None	over $100,000
Thomas Gayner	None	over $100,000
G. Bernard Hamilton	None	over $100,000
Samuel Iapalucci	None	over $100,000
Robert Morgenthau	None	over $100,000
Christian Sonne	None	over $100,000
Marsha Williams	None	over $100,000

Inside Directors: [1]
Jeremy Biggs	None	over $100,000
Christopher Davis	None	over $100,000
Davis Variable Account Fund, Inc., Statement of Additional Information 40

1.	Christopher Davis is employed by and owns shares in the Adviser. Jeremy Biggs owns shares of the Adviser. Both are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

2.	Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Davis Funds for all directors, also the Selected Funds and Clipper Fund for Christopher Davis.
Independent Directors’ Affiliations And Transactions
None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds’ investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the “Adviser and its affiliates”). Jeremy Biggs and Christopher Davis own partnership units (directly, indirectly or both) in the Adviser and are considered Inside Directors.
None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or the Adviser and its affiliates.
None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the Fund (or any of the Directors’ immediate family members) served as an officer.
Certain Shareholders Of The Funds
As of March 31, 2009, officers and directors as a group owned less than 1% of the outstanding shares of each of the Funds.
The following table sets forth as of March 31, 2009; the name and holdings of each person known by the Davis Variable Account Fund, Inc., to be a record owner of more than 5% of the outstanding shares of any the Funds. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the Funds’ total outstanding shares. Shareholders owning a significant percentage of the Funds’ shares do not effect the voting rights of other shareholders.
Davis Variable Account Fund, Inc., Statement of Additional Information 41

	Name and Address of Shareholder(s)	Percent of
	Owning More than 5% of	Class
Portfolio	Davis Variable Account Fund, Inc.	Outstanding
Davis Value Portfolio	Merrill Lynch Life Insurance Co.	22.85%
	Jacksonville, FL

	Allianz Life Insurance Company	18.75%
	of North America
	Minneapolis, MN

	Guardian Ins & Annuity Co. Inc.	15.59%
	Guardian Separate A/C VA256
	Bethlehem, PA

	Guardian Ins & Annuity Co. Inc.	13.63%
	Guardian Separate A/C VA4RL
	Bethlehem, PA

	Pruco Life Insurance Company of Arizona	8.45%
	Newark, NJ

	Guardian Ins & Annuity Co. Inc.	5.24%
	Guardian Separate A/C VA253
	Bethlehem, PA

Davis Financial Portfolio	Allianz Life Insurance Company	86.20%
	of North America
	Minneapolis, MN

	Guardian Ins & Annuity Co. Inc.	5.98%
	Guardian Separate A/C VA251
	Bethlehem, PA

Davis Real Estate Portfolio	Guardian Ins & Annuity Co. Inc.	39.86%
	Guardian Separate A/C VA252
	Bethlehem, PA

	Guardian Ins & Annuity Co. Inc.	26.68%
	Guardian Separate A/C VA452
	Bethlehem, PA

	Guardian Ins & Annuity Co. Inc.	14.25%
	Guardian Separate A/C VA4RK
	Bethlehem, PA
Davis Variable Account Fund, Inc., Statement of Additional Information 42

	Name and Address of Shareholder(s)	Percent of
	Owning More than 5% of	Class
Portfolio	Davis Variable Account Fund, Inc.	Outstanding
Davis Real Estate Portfolio	Guardian Ins & Annuity Co. Inc.	5.92%
Guardian Separate A/C VA 255
Bethlehem, PA
Investment Advisory Services
Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Davis Selected Advisers, L.P. (the “Adviser”), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc. (collectively the “Davis Funds”), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the “Selected Funds”), and Clipper Fund, Inc. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher Davis is the Adviser’s sole general partner. Christopher Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the “Distributor”), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, Clipper Fund and offshore funds. Davis Selected Advisers — NY, Inc., (“Sub-Adviser”) a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.
Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc. Pursuant to an advisory agreement, each Fund pays the Adviser an advisory fee at fixed annual rate based on average net assets, equal to 0.75%. These fees may be higher than those of many other mutual funds but are not necessarily higher than those paid by funds with similar objectives. Advisory fees are allocated among each Class of shares in proportion to each Class’ relative total net assets.
The aggregate advisory fees paid by the Fund to the Adviser for the periods indicated were:

	For fiscal year ended December 31,
	2008	2007	2006
Davis Value Portfolio	$3,807,377	$5,281,313	$5,172,381
Davis Financial Portfolio	$649,832	$1,068,776	$963,052
Davis Real Estate Portfolio	$267,227	$567,310	$570,659
The Adviser is contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2010; after that date, there is no assurance that expenses will be capped. What the Funds’ expense ratios would have been without the expense cap are discussed in the Financial Highlights table included in the prospectus.
In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days’ written notice by the Board of Directors, the vote of the holders of a majority of the Funds’ outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds’ Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under “Portfolio Transactions.”
Davis Variable Account Fund, Inc., Statement of Additional Information 43

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers — NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser’s direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.
Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds’ Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws. The Funds reimburse the Adviser for providing certain services, including accounting and administrative services, and investor services. Such reimbursements are detailed below:

	2008	2007	2006
Davis Value Portfolio
Accounting and administrative services:	$6,000	$6,000	$6,000
Shareholder services:	$0	$0	$49

Davis Financial Portfolio
Accounting and administrative services:	$3,336	$6,000	$6,000
Shareholder services:	$0	$0	$27

Davis Real Estate Portfolio
Accounting and administrative services:	$3,336	$6,000	$6,000
Shareholder services:	$0	$0	$25
Approval of the Advisory and Sub-Advisory Agreements. The Board of Directors is scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors. A discussion of the Directors’ considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Funds’ semi-annual report.
Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.
Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Davis Funds have adopted a Code of Ethics meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser’s investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.
Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or or Financial Industry Regulatory Authority (“FINRA”) regarding industry practices.
Litigation In August 2008, a class action lawsuit was filed in the United States District Court for the District of Arizona on behalf of investors in Davis New York Venture Fund (“DNYVF”) against Davis Selected Advisers L.P. (DNYVF’s adviser) and Davis Distributors, LLC (DNYVF’s principal distributor).  The plaintiffs claim that the defendants (“Davis Entities”) charged DNYVF excessive and disproportionate fees to manage DNYVF and distribute DNYVF’s shares. The lawsuit seeks monetary damages and other
Davis Variable Account Fund, Inc., Statement of Additional Information 44

relief. Davis Entities believes the action is without merit and intends to vigorously defend the proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on Davis Entities, the assets, or the Funds.
Proxy Voting Policies and Record. The Board of Directors has directed the Adviser to vote the Funds’ portfolio securities in conformance with the Adviser’s Proxy Voting Procedures and Policies. These procedures are summarized in Appendix B. The Funds’ actual proxy voting record is published on the Fund’s website, www.davisfunds.com, and is also available without charge by calling Davis Funds’ Investor Services.
Investment Professionals
Davis Value Portfolio
The Investment Professionals of Davis Value Portfolio are Christopher Davis and Kenneth Feinberg. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Davis Financial Portfolio
The Investment Professionals of Davis Financial Portfolio are Kenneth Feinberg and Charles Cavanaugh. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Davis Real Estate Portfolio
The Investment Professionals of Davis Real Estate Portfolio are Andrew Davis and Chandler Spears. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Accounts Managed as of December 31, 2008

				Assets(1)		Assets(1)
Investment	Number of	Assets(1) in	Number of	in	Number	in
Professional	RICs(2)	RICs(2)	OPIV(3)	OPIV(3)	of OA(4)	OA(4)
C. Davis	30	$48 Billion	14	$815 Million	141	$8 Billion
K. Feinberg	30	$48 Billion	15	$778 Million	119	$7 Billion
A. Davis	5	$804 Million	4	$815 Million	9	$62 Million
C. Spears	4	$430 Million	4	$815 Million	9	$62 Million
C. Cavanaugh	8	$682 Million	3	$7 Billion	6	$46 Million

(1)	“Assets” means total assets managed by the Investment Professional. Some or all of these assets may be co-managed with another Investment Professional who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors Investment Professionals may exceed the total assets managed by Davis Advisors.

(2)	“RIC” means Registered Investment Company.

(3)	“OPIV” means Other Pooled Investment Vehicles.

(4)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Ownership of Fund Shares
Ownership of shares issued by Davis Variable Account Funds, Inc. is limited to insurance companies which offer variable annuity and/or variable life products. None of the Portfolio Managers own any shares of Davis Variable Account Funds, Inc.
Davis Variable Account Fund, Inc., Statement of Additional Information 45

Structure of Compensation
Christopher Davis’ and Andrew Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s investment professionals are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Kenneth Feinberg’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual bonus equal to a percentage of growth in the Adviser’s profits; (iii) awards of equity (“Units”) in the Adviser including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. The Adviser’s investment professionals are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Chandler Spears’ and Charles Cavanaugh’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus an appropriate index, and versus peer groups as defined by Morningstar or Lipper. The Adviser’s investment professionals are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when an investment professional has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, investment professionals who advise multiple portfolios and/or other accounts are presented with the following potential conflicts:
The management of multiple portfolios and/or other accounts may result in an investment professional devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of investment professionals by having its investment professionals focus on a particular investment discipline. Most other accounts advised by an investment professional are managed using the same investment weightings that are used in connection with the management of the portfolios.
If an investment professional identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.
With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
Davis Variable Account Fund, Inc., Statement of Additional Information 46

Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.
Disclosure of Portfolio Holdings
Portfolio Holdings Information is Protected. Information about the Funds’ portfolio holdings is proprietary information which the Adviser is committed to protecting. Davis Funds have adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Funds’ portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.
Public Disclosure of Portfolio Holdings. Information about the Funds’ portfolio holdings which has previously been made public may be freely disclosed. Information about portfolio holdings may become “public” by (1) publication on the Davis Funds’ website, (2) quarterly filings with the SEC on Form N-CSR or Form N-Q, or (3) other publication determined by the Adviser’s Chief Legal Officer or his designee, in writing stating his rationale, to be public.
Davis Funds generally publish their portfolio holdings on Davis Funds’ website (www.davisfunds.com) as of the end of each fiscal quarter with a 60-day lag. Davis Funds’ Executive Vice President, or his designee, (currently the Fund’s Chief Compliance Officer), may authorize publication of portfolio holdings on a more frequent basis.
Statistical Information. The Funds’ portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund’s Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics.
Release of Non-Public Portfolio Holdings Information. Davis Funds or the Adviser may disclose non-public information about the Fund’s portfolio holdings to third parties in a number of situations, including the following: (1) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (2) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund’s service providers to calculate the Fund’s net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5) disclosure to regulatory authorities; (6) statements to the press by investment professionals from time to time about the Fund’s portfolio and securities held by the Fund which may or may not have been previously disclosed; and (7) attendance by employees of the Adviser at due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund’s portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.
Davis Funds’ portfolio holdings procedures prohibit release of non-public information concerning the Fund’s portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund’s shares and other parties which are not employed by the Adviser or its affiliates. Information about
Davis Variable Account Fund, Inc., Statement of Additional Information 47

the Fund’s portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Adviser’s Chief Operating Officer, or his designee, currently the Fund’s Chief Compliance Officer, considers the application for review of the Fund’s portfolio holdings and, in his or her business judgment, the requesting third party (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the Fund; and (2) the third party enters into an acceptable confidentiality agreement (including a duty not to trade). Davis Funds’ Board of Directors is notified of the application for review of the Fund’s portfolio holdings by any such third parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the application by each such party and considers whether the release of the Fund’s portfolio holding information to the third parties is in the best interest of the Fund and its shareholders.
Third Parties Receiving Portfolio Holdings Information. As of September 1, 2008, each of the following third-party service providers have been approved to receive information concerning Davis Funds’ portfolio holdings: (1) KPMG LLP (serves the as the Funds’ independent registered public accounting firm); (2) ISS, RiskMetrics Group, ADP, and Glass Lewis & Co. (provide proxy voting services); (3) ITG (Investment Technology Group, provides brokerage and trading reports); (4) Wilshire Associates (provides investment performance attribution reports); (5) State Street Bank and Trust (serves as the Funds’ custodian bank); (6) Seyfarth Shaw LLP (counsel for Davis Funds); (7) counsel for the Adviser; (8) Bowne/Gcom2 Solutions (Software Development); and (9) Deloitte & Touche (serves as the Adviser’s auditor).
Administration. The Fund’s Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.
Distribution of Fund Shares
Davis Variable Account Fund, Inc. has adopted a plan under Rule 12b-1 (“Distribution Plan”), which, in the future, would allow each Fund to pay distribution and other fees for the distribution of its shares and/or for services provided to shareholders or shareholders of the insurance separate accounts investing in the Fund. At the current time the Funds are not paying any distribution fees. In the future the Funds may pay distribution fees up to 0.25% of average annual net assets. Because these fees would be paid out of the Fund’s assets on an on-going basis, over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the Distribution Plan each Fund may in the future reimburse the Distributor for some of its distribution expenses. The Distribution Plan was approved by the Funds’ Board of Directors in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan would be included in the operating expenses of the Fund. The Distribution Plan continues annually so long as it is approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund’s outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plan. The Distribution Plan may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plan is in effect, Davis Variable Account Fund, Inc. must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.
Payments under the Distribution Plan are limited to an annual rate of 0.25% of a Fund’s average daily net asset value. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Funds’ shares, servicing its shareholders and maintaining its shareholder accounts, producing sales literature, printing prospectuses for prospective investors and other marketing purposes. In addition, to the extent that any investment advisory fees paid by Davis Variable Account Fund, Inc. may be deemed to be indirectly financing any activity that is principally intended to result in the sale of Davis Variable Account Fund, Inc. shares within the meaning of Rule 12b-1, the Distribution Plan authorizes the payment of such fees.
Davis Variable Account Fund, Inc., Statement of Additional Information 48

The Distributor. Davis Distributors, LLC (the “Distributor”), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds’ shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds’ shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.
Other Important Service Providers
Custodian. State Street Bank and Trust Company (“State Street” or “Custodian”), One Lincoln Street, Boston, MA 02111, serves as custodian of each Davis Fund’s assets. The Custodian maintains all of the instruments representing the Davis Funds’ investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds’ assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting services to the Funds.
Transfer Agent. Boston Financial Data Services, Inc., P.O. Box 8406, Boston, MA 02266-8406, serves as the Funds’ transfer agent.
Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”), 707 17 Street, Suite 2700, Denver, CO 80202, serves as the Funds’ independent registered public accounting firm. KPMG audits the Funds’ financial statements, performs other related audit services and meets with the Audit Committee of the Board of Directors. In addition, KPMG prepares the Funds’ federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Funds must be pre-approved by the Audit Committee.
Counsel. Seyfarth Shaw LLP, 131 S. Dearborn St., Suite 2400, Chicago, IL 60603, serves as counsel to the Davis Funds and also serves as counsel for the Independent Directors.
Section III: General Information
Determining The Price Of Shares
The prospectuses describe procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.
Net Asset Value. The price per share for purchases or redemptions of Fund shares made directly through State Street Bank and Trust generally is the value next computed after State Street Bank and Trust receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern time; and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day’s net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation.
Davis Funds do not price their shares or accept orders for purchases or redemptions on days when the NYSE is closed. Such days currently include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Davis Variable Account Fund, Inc., Statement of Additional Information 49

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.
Valuation of Portfolio Securities. The valuation of each Fund’s portfolio securities is described in the Fund’s prospectus and annual report.
Federal Income Taxes
The Funds’ prospectuses provide a general discussion of federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Davis Funds.
Each of the Davis Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.
If, for any calendar year, the distribution of earnings required under the Internal Revenue Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.
If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity contracts and variable life insurance policies (that is, the assets of the Funds) that are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity contract or variable life insurance policy owner with respect to the increase in the value of the variable annuity contract or variable life insurance policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity contracts and variable life insurance policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.
The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same
Davis Variable Account Fund, Inc., Statement of Additional Information 50

issuer are treated as a single investment, but each U. S. Government agency or instrumentality is treated as a separate issuer.
Each Fund is managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made that would affect the investment performance of a Portfolio.
You should consult your contract prospectus and your own tax adviser regarding specific questions about federal, state and local tax issues relating to your contract.
Disclosure Documents and Not a Contract
The Funds’ prospectuses, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents are disclosure documents and not contracts. These documents will be updated and amended from time to time to reflect changing laws, rules, and operations. An investor’s rights as a shareholder in the Fund are governed by the most current documents as they are updated and amended from time to time.
Performance Data
From time to time, the Funds may advertise information regarding their performance. These performance figures are based on historical results and are not intended to indicate future performance.
THE FUNDS’ TOTAL RETURNS DO NOT REFLECT FEES AND EXPENSES APPLICABLE TO YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE FEES AND EXPENSES WERE REFLECTED, THE RETURNS WOULD BE LOWER. Consult your contract prospectus for the amounts of those contract fees and charges. To keep shareholders and potential investors informed, the Funds may, from time to time, advertise information regarding their performance. These performance figures are based on historical results and are not intended to indicate future performance.
Average Annual Total Returns
Average Annual Total Return Before Taxes
The Fund may advertise its investment performance without reflecting the potential effects of income taxes.
Average annual total return before taxes represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund’s portfolio. Average annual total return is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

	P(1+T)[n] =	ERV

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return

	n =	number of years

	ERV =	ending redeemable value at the end of the 1-, 5- and 10-year periods of a hypothetical $1,000 payment made at the beginning of such period
This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent
Davis Variable Account Fund, Inc., Statement of Additional Information 51

deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.
Average Annual Total Return After Taxes on Distributions.
The Fund may advertise its investment performance on an after-tax basis.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.
Average Annual Total Return After-Taxes on Distributions adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ATVD

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return (after taxes on distributions)

	n =	number of years

	ATVD =	ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares
The Fund may advertise its investment performance after taxes on distribution and sale of fund shares.
Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ATVDR

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return (after taxes on distributions and sale of Fund shares)

	n =	number of years

	ATVDR =	ending redeemable value, after taxes on fund distributions and sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Returns (without reflecting the effects of federal income tax)

The Fund may advertise its investment performance without reflecting the effects of federal income tax.
Davis Variable Account Fund, Inc., Statement of Additional Information 52

“Average Annual Total Return (with maximum sales charges)” is calculated in the same manner as “Average Annual Total Return Before Taxes.”
“Average Annual Total Return (without any sales charges)” adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The Fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the Fund, the Fund may quote its average annual total return before taxes, without a sales charge.
Other Performance Measures
“Cumulative Total Return” is a measure of a fund’s performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.
“30-Day SEC Yield” is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each Fund. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

30-Day SEC Yield = 2 [(a – b + 1) 6 – 1]
cd

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period.

	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d =	the maximum offering price per share on the last day of the period.
A Fund’s 30-Day SEC Yield fluctuates depending on prevailing interest rates, quality, maturities, types of instruments held and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.
Performance Rankings
Lipper Rankings. From time to time the Funds may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.
Morningstar Ratings and Rankings. From time to time the Funds may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring
Davis Variable Account Fund, Inc., Statement of Additional Information 53

service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.
Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Funds may include in their advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.
Investors also may wish to compare the returns on the Davis Funds to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds’ returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.
From time to time, the Fund may publish rankings or ratings of the Adviser or Funds transfer agent and of the investor services provided by them to shareholders of the Davis Funds. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.
Other Performance Statistics
In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund’s performance for any future period.
In advertising and sales literature the Funds may publish various statistics relating to its investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc., of the Funds portfolio holdings.
The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services.
The Fund’s Annual Report and Semi-Annual Report contain additional performance information are available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.
Davis Variable Account Fund, Inc., Statement of Additional Information 54

Appendix A:
Quality Ratings of Debt Securities
Moody’s Corporate Bond Ratings
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.
Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Standard & Poor’s Corporate Bond Ratings
AAA — Debt rated AAA has the highest rating assigned by Standard and Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
Davis Variable Account Fund, Inc., Statement of Additional Information 55

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC — Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B— rating.
CC — The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C — The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC— debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI — The rating CI is reserved for income bonds on which no interest is being paid.
D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s Commercial Paper Ratings
Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.
Standard & Poor’s Commercial Paper Ratings

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.
Davis Variable Account Fund, Inc., Statement of Additional Information 56

Appendix B
Summary of The Adviser’s
Proxy Voting Procedures and Policies
June 2006
Davis Selected Advisers, L.P. (“The Adviser”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.
The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the investment professionals for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
Clients may obtain a copy of The Adviser’s Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85756
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.
Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. The Adviser’s research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the
Davis Variable Account Fund, Inc., Statement of Additional Information 57

business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management’s ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.
(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.
(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.
The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser Proxy Procedures and Policies provides additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser’s Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	The Adviser may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	The Adviser may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.
Davis Variable Account Fund, Inc., Statement of Additional Information 58

FORM N-1A
DAVIS VARIABLE ACCOUNT FUND, INC.
POST-EFFECTIVE AMENDMENT NO. 13 UNDER THE SECURITIES ACT OF 1933
REGISTRATION STATEMENT NO. 333-76407
AND
POST-EFFECTIVE AMENDMENT NO. 13 UNDER THE INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-9293
PART C
OTHER INFORMATION
     Item 23. Exhibits:

(a)	Articles of Incorporation. Articles of Incorporation. Incorporated by reference to Exhibit (a) of Registrants registration statement 333-76407 filed on Edgar April 16, 1999.

(b)	By-laws. Incorporated by reference to Exhibit (b) of Registrants registration statement 333-76407 filed on Edgar April 16, 1999.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)(1)	Investment Advisory Contracts. Between Davis Variable Account Fund, Inc. and Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to Exhibit (d)(1) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.

(d)(2)	Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers — NY, Inc., dated January 1, 2001. Incorporated by reference to Exhibit (d)(2) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.

(e)	Underwriting Contracts. Distributor’s Agreement dated January 1, 2001. Incorporated by reference to Exhibit (e) of Registrants registration statement 333-76407 filed on Edgar April 26, 2002.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company, dated September 5, 2000. Incorporated by reference to Exhibit (g) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.

(h)(1)	Other Material Contracts. Transfer Agent Agreement with Boston Financial Data Services dated January 1, 2006. Incorporated by reference to Exhibit (h)(1) of Registrants registration statement 333-76407 filed on Edgar April 24, 2006.

(h)(2)	Form of Participation Agreement. Incorporated by reference to Exhibit (h)(2) of Registrants registration statement 333-76407 filed on Edgar April 16, 1999.

(h)(3)	Agreement to Waive Fees and Reimburse Expenses. Incorporated by reference to Exhibit (h)(3) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.

(h)(4)	Form of Participation Agreement. Variation used by New York Life Insurance and Annuity Corporation.

(i)*	Legal Opinion. Opinion and Consent of Counsel, Seyfarth Shaw, LLP.

(j)*	Other Opinions. Consent of Independent Accountants, KPMG, LLP.

(k)	Omitted Financial Statements. Incorporated from the most recent annual report filed on Edgar.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan. Rule 12b-1 Plan, as amended December 5, 2000. Incorporated by reference to Exhibit (m) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.

(n)	Rule 18f-3 Plan. Not applicable

(o)	Reserved

(p)	Code of Ethics. Code of Ethics as amended February 1, 2005. Incorporated by reference to Exhibit (p) of Registrants registration statement 333-76407 filed on Edgar February 15, 2005.

(q)(1)	Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. appointing Arthur Don and Thomas Tays as attorneys-in-fact dated January 11, 2001. Incorporated by reference to Exhibit (q) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.

(q)(2)	Other Exhibits. Powers of Attorney of the Registrant, Officers of Davis New York Venture Fund, Inc. (Eich and Reed), dated September 13, 2002 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(2) of Registrants registration statement 333-76407 filed on Edgar April 17, 2003

(q)(3)	Other Exhibits. Power of Attorney for Robert Morgenthau, dated December 3, 2002 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(3) of Registrants registration statement 333-76407 filed on Edgar April 17, 2003

(q)(4)	Other Exhibits. Power of Attorney for Thomas Gayner, dated April 19, 2004 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(4) of Registrants registration statement 333-76407 filed on Edgar April 27, 2004

(q)(5)	Other Exhibits. Power of Attorney Douglas Haines, Principal Financial Officer, dated September 14, 2004 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Filed herein. Incorporated by reference to Exhibit (q)(5) of Registrants registration statement 333-76407 filed on Edgar February 15, 2005.

(q)(7)	Other Exhibits. Power of Attorney for Samuel H. Iapalucci, dated February 17, 2006 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(7) of Registrant’s registration statement 333-76407 filed on Edgar April 24, 2006.

(q)(8)	Other Exhibits. Power of Attorney for John Gates, dated February 9, 2007 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(8) of Registrant’s registration statement 333-76407 filed on Edgar April 26, 2007.

*	Filed herein
Item 24. Persons Controlled by or Under Common Control With Registrant
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.
Item 25. Indemnification
Registrant’s Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the “Law”) permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders’ derivative suits.
In addition, the Registrant’s directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant’s adviser.
In addition to the foregoing indemnification, Registrant’s Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.
Item 26. Business and Other Connections of Investment Adviser
Davis Selected Advisers, L.P. (“DSA”) and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:
Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.
Davis Selected Advisers – NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA’s advisory clients.
Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.
Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:
Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Clipper Fund, Director, Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Director, Washington Post.
Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC.
Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.
Thomas D. Tays (03/07/57), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, and Clipper Fund; Vice President, Chief Legal Officer, and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Gary Tyc (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Item 27. Principal Underwriter
(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper

Fund: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., Selected Capital Preservation Trust, Clipper Fund, Inc., Clipper Funds Trust, and Davis Funds SICAV.
(b) Management of the Principal Underwriter:

Name and Principal	Positions and Offices with	Positions and Offices
Business Address	Underwriter	with Registrant

Kenneth C. Eich 2949 East Elvira Road, Suite 101	President	Executive Vice President and Principal Executive Officer
Tucson, AZ 85756
Russell Wiese	Chief Marketing Officer	None
609 Fifth Avenue,
New York, NY 10017.

Gary P. Tyc 2949 East Elvira Road, Suite 101	Vice President, Treasurer and Assistant Secretary	None
Tucson, AZ 85756
Anthony Frazia	Chief Compliance Officer	None
609 Fifth Avenue,
New York, NY 10017.

Evelyn Ned	Co-Chief Compliance Officer	None
2949 East Elvira Road, Suite 101
Tucson, AZ 85756

Thomas D. Tays	Vice President and Secretary	Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(c) Not applicable.
Item 28. Location of Accounts and Records
Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant’s transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, Seventh Floor, North Quincy, Massachusetts 02107.
Item 29. Management Services
     Not applicable
Item 30. Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders upon request and without charge.

DAVIS VARIABLE ACCOUNT FUND, INC.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 27th day of April, 2009.
The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.

DAVIS VARIABLE ACCOUNT FUND, INC.

*By:	/s/ Thomas Tays Thomas Tays
Attorney-in-Fact
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

Kenneth Eich* Kenneth Eich	Principal Executive Officer	April 27, 2009

Douglas Haines* Douglas Haines	Principal Financial Officer; and Principal Accounting Officer	April 27, 2009

*By:	/s/ Thomas Tays Thomas Tays
Attorney-in-Fact

*	Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to powers of attorney. Incorporated by reference to Exhibits (q)(1), (q)(2) and (q)(5), of Part C of this Registration Statement.

/s/ Thomas Tays Thomas Tays
Attorney-in-Fact

DAVIS VARIABLE ACCOUNT FUND, INC.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on April 27, 2009 by the following persons in the capacities indicated.

Signature	Title

Jeremy H. Biggs* Jeremy H. Biggs	Director

Marc P. Blum* Marc P. Blum	Director

Christopher C. Davis* Christopher C. Davis	Director

John Gates* John Gates	Director

Thomas S. Gayner* Thomas S. Gayner	Director

G. Bernard Hamilton* G. Bernard Hamilton	Director

Samuel H. Iapalucci* Samuel H. Iapalucci	Director

Robert P. Morgenthau* Robert P. Morgenthau	Director

Christian R. Sonne* Christian R. Sonne	Director

Marsha Williams*	Director
Marsha Williams

*	Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to powers of attorney. Incorporated by reference to Exhibits (q)(1), (q)(3), (q)(4), (q)(7), and (q)(8) of Part C of this Registration Statement.

/s/ Thomas Tays Thomas Tays
Attorney-in-Fact
EXHIBIT LIST
     23(i)      Opinion and Consent of Counsel, Seyfarth Shaw, LLP.
     23(j)      Consent of Independent Accountants, KPMG, LLP.